Exhibit 10.2

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (this “Agreement”) is entered into this 21st day of June, 2010, by and among STONEMOR INDIANA LLC, an Indiana limited liability company (“StoneMor Indiana”), STONEMOR OPERATING LLC, a Delaware limited liability company (“StoneMor Operating”) (StoneMor Indiana and StoneMor Operating are sometimes collectively referred to herein as “StoneMor”), and STONEMOR PARTNERS, L.P., a Delaware limited partnership (“StoneMor Partners”), CHAPEL HILL ASSOCIATES, INC., a Michigan corporation d/b/a Chapel Hill Memorial Gardens of Grand Rapids (“CH Associates”), CHAPEL HILL FUNERAL HOME, INC., an Indiana corporation (“CH Funeral Home”), COVINGTON MEMORIAL FUNERAL HOME, INC., an Indiana corporation (“CM Funeral Home”), COVINGTON MEMORIAL GARDENS, INC., an Indiana corporation (“CM Gardens”), FOREST LAWN MEMORIAL CHAPEL INC., an Indiana corporation (“FL Chapel”), and FOREST LAWN MEMORY GARDENS INC., an Indiana corporation (“FL Gardens”) (CH Associates, CH Funeral Home, CM Funeral Home, CM Gardens, FL Chapel and FL Gardens are sometimes collectively referred to herein as the “Acquired Companies”), FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO THE ESTATE OF FRED W. MEYER, JR. (“Fred Meyer”), JAMES R. MEYER, an adult resident of the State of Indiana (“Jim Meyer”), THOMAS E. MEYER, an adult resident of the State of Indiana (“Tom Meyer”), and NANCY J. CADE, an adult resident of the State of Kentucky (“Nancy Cade”) (Fred Meyer, Jim Meyer, Tom Meyer and Nancy Cade are sometimes collectively referred to herein as the “Meyer Family”), and for purposes of Section 11 herein only, F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”).

BACKGROUND

A. In 2004, the Meyer Family sold to, Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company (“Ansure”), wholly-owned by Robert Nelms (“Nelms”) twelve of the Meyer Family’s fourteen companies which owned and operated funeral homes and cemeteries in Indiana, Michigan and Ohio, including the Acquired Companies (the “2004 Stock Purchase”), pursuant to several Stock Purchase Agreements and Membership Interest Purchase Agreements, each dated November 23, 2004 by and among the Meyer Family and Ansure Mortuaries, LLC, a New Jersey limited liability company wholly-owned by Nelms (“Ansure Mortuaries”), each of which were assigned by Ansure Mortuaries to Ansure, as of December 21, 2004 (collectively, the “Ansure Purchase Agreements”).

B. Pursuant to the terms of the Ansure Purchase Agreements, Fred Meyer, Jim Meyer, Tom Meyer and Nancy Cade each executed a separate Agreement-Not-To-Compete in favor of Ansure dated December 21, 2004 (collectively, the “Ansure Non-Compete Agreements”).

C. In partial consideration of the 2004 Stock Purchase, Ansure delivered the following four (4) promissory notes to the Meyer Family, each dated December 21, 2004: (i) a Promissory Note in the original principal sum of Two Million Nine Hundred Thirty-Seven Thousand Nine Hundred Sixty-One and 07/100 Dollars ($2,937,961.07) issued by Ansure in favor Fred Meyer (“Fred’s Note”); (ii) a Promissory Note in the original principal sum of One

Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) issued by Ansure in favor of Jim Meyer (“Jim’s Note”) (iii) a Promissory Note in the original principal sum of One Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) issued by Ansure in favor of Tom Meyer (“Tom’s Note”); and (iv) a Promissory Note in the original principal sum of Six Hundred Seventy-Eight Thousand Four Hundred Fifty-Two and 98/100 Dollars ($678,452.98) issued by Ansure in favor of Nancy Cade (“Nancy’s Note”).

D. In addition to the Meyer Family, FTJ was also a seller party under the terms of the Ansure Purchase Agreements, and in partial consideration of the 2004 Stock Purchase, Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company (“Forest Lawn”) issued a Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) in favor of FTJ dated December 21, 2004 (“FTJ’s Note”) (Fred’s Note, Jim’s Note, Tom’s Note, Nancy’s Note and FTJ’s Note collectively referred to herein as the “Ansure Notes”).

E. As security for the Ansure Notes, Ansure delivered the following seven (7) mortgages to the Meyer Family, each dated December 21, 2004: (i) a Real Estate Mortgage covering certain real estate located in Kent County, Michigan, executed by CH Associates in favor of the Meyer Family; (ii) a Real Estate Mortgage covering certain real estate located in Allen County, Indiana, executed by CM Gardens in favor of the Meyer Family; (iii) a Real Estate Mortgage covering certain real estate located in Johnson County, Indiana, executed by FL Gardens in favor of the Meyer Family; (iv) a Real Estate Mortgage covering certain real estate located in Saint Joseph County, Indiana, executed by CH Funeral Home in favor of the Meyer Family; (v) a Real Estate Mortgage covering certain real estate located in Allen County, Indiana, executed by CM Funeral Home in favor of the Meyer Family; (vi) a Real Estate Mortgage covering certain real estate located in Saint Joseph County, Indiana, executed by Memory Gardens Management Corporation, an Indiana corporation (“MGMC”) in favor of the Meyer Family (the Real Estate Mortgages listed as (i) through (vi) above collectively referred to as the “Meyer Family Mortgages”); and (vii) a Real Estate Mortgage, Assignment of Rents and Fixture Filing covering certain real estate located in Johnson County, Indiana, executed by Forest Lawn in favor of FTJ (the “FTJ Mortgage” and collectively with the Meyer Family Mortgages, the “Ansure Mortgages”).

F. Subsequent to the 2004 Stock Purchase, FTJ assigned all of its right, title and interest in and to FTJ’s Note and the FTJ Mortgage to Fred Meyer, Jim Meyer, Tom Meyer and Nancy Cade, in equal parts.

G. Subsequent to the 2004 Stock Purchase, (i) litigation ensued among the Meyer Family, Nelms, Ansure and other parties in the matter of Fred W. Meyer, Jr., et al. v. Ansure Mortuaries of Indiana, LLC, et al., Cause No. 41C01-0801-MF-00001 (the “Receiver Action”); and (ii) Lynnette Gray was appointed as the receiver with respect to the business of Ansure and its subsidiaries (the “Receiver”).

H. As part of the litigation, the Receiver, the Meyer Family and others asserted various misappropriation and related claims against Nelms, Ansure and other parties as generally described in the Receiver Action and in the case captioned Angela K. Farno, etc. v. Ansure

Mortuaries of Indiana, LLC, et al., Cause No. 41C01-0910-PL-00007 as consolidated with the Receiver Action (collectively, the “Fraud Claims”), in the Circuit Court for Johnson County, Indiana (the “Court”).

I. The State of Indiana filed an eminent domain proceeding, captioned State of Indiana v. Lynnette Gray as Receiver for Forest Lawn Memory Gardens, Inc. et al., Cause No. 41C01-0903-PL-00002, to condemn certain real estate located in Johnson County (the “Eminent Domain Claim”).

J. StoneMor has agreed to purchase from Ansure, Nelms, and/or the Receiver among other things, one hundred percent (100%) of the ownership interests in the Acquired Companies, as well as the assets (including both real and personal property) of certain other companies acquired by (or owning assets acquired by) Ansure in connection with the 2004 Stock Purchase, including Forest Lawn and MGMC and certain other entities owned, directly or indirectly, by Nelms (the “2010 Stock Purchase”), pursuant to that certain Amended and Restated Purchase Agreement dated April 2, 2010, as amended, by and among StoneMor Indiana, StoneMor Operating, Nelms, Ansure, various other entities related to the foregoing parties and, for limited purposes, the Receiver.

K. In connection with the 2010 Stock Purchase, StoneMor, StoneMor Partners, the Acquired Companies and the Meyer Family desire to amend and restate the terms and conditions of the various relationships, which will include StoneMor’s assumption, payment and discharge of a portion of Ansure’s and Forest Lawn’s obligations pursuant to the Ansure Notes and the Ansure Non-Compete Agreements, to provide for releases, and to settle all disputes among the Meyer Family, the Acquired Companies and certain other persons and entities as further set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and mutual agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Non-Compete Agreements. Jim Meyer, Tom Meyer and Nancy Cade hereby agree to enter into an Amended and Restated Agreement-Not-To-Compete with StoneMor in substantially the forms attached hereto as Exhibits A-1, A-2, and A-3 (individually each a “StoneMor Non-Compete Agreement” and collectively, the “StoneMor Non-Compete Agreements”), which shall amend and restate the Ansure Non-Compete Agreements and provide the terms and conditions under which each of Jim Meyer, Tom Meyer and Nancy Cade agree to continue to not compete with the businesses acquired by StoneMor under the 2010 Stock Purchase as provided in each StoneMor Non-Compete Agreement. The Ansure Non-Compete Agreement by and between Ansure Mortuaries and Fred Meyer shall become null and void and of no further force or effect at the Closing.

Under the terms of the respective StoneMor Non-Compete Agreements, and not in duplication of the amounts set forth therein, StoneMor shall pay to members of the Meyer Family amounts pursuant to the terms set forth individually in each such StoneMor Non-Compete Agreement which in the aggregate shall amount to Two Million Three Hundred Forty-

One Thousand Nine Hundred Twenty Six and 00/100 Dollars ($2,341,926.00) as provided below:

1.1. At Closing. At Closing, StoneMor shall pay to members of the Meyer Family Two Hundred Ninety Seven Thousand Six Hundred Fifty Three and 00/100 Dollars ($297,653.00), (the “CNTC Closing Payment”).

1.2. In Installments. StoneMor shall pay to members of the Meyer Family Two Million Forty-Four Thousand Two Hundred Seventy-Three Dollars ($2,044,273) in quarterly installments on January 1, April 1, July 1 and October 1 of each year (the “CNTC Installment Payments”) (“year” shall mean the four (4) calendar quarters, commencing on the first (1st) day of the first (1st) calendar quarter following Closing and each such date thereafter) and as summarized, in the aggregate, below:

(a) Five Hundred Eighteen Thousand Five Hundred Ten and 00/100 Dollars ($518,510.00) during the first (1st) year, payable in three (3) quarterly installments the first of which for One Hundred Ninety Eight Thousand Seven Hundred and 74/100 Dollars ($198,700.74) payable October 1. 2010, the second installment for One Hundred Ninety Thousand One Hundred Eighty One and 76/100 Dollars ($190,181.76) payable January 1. 2011, and the third installment of One Hundred Twenty Nine Thousand Six Hundred Twenty Seven and 50/100 ($129,627.50) payable April 1. 2011;

(b) Six Hundred Seven Thousand Eight Hundred Five and 00/100 Dollars ($607,805.00) during the second (2nd) year, payable in four (4) quarterly installments of One Hundred Fifty One Thousand Nine Hundred Fifty One and 25/100 Dollars ($151,951.25) each;

(c) Six Hundred Seven Thousand Eight Hundred Five and 00/100 Dollars ($607,805.00) during the third (3 rd) year, payable in four (4) quarterly installments of One Hundred Fifty One Thousand Nine Hundred Fifty One and 25/100 Dollars ($151,951.25); and

(d) Three Hundred Ten Thousand One Hundred Fifty Three and 00/100 Dollars ($310,153.00) during the fourth (4th) year, payable in four (4) quarterly installments of Seventy Seven Thousand Five Hundred Thirty Eight and 25/100 Dollars ($77,538.25) each.

By way of reference, the CNTC Closing Payments and CNTC Installment Payments, in cash shall be made among members of the Meyer Family as set forth below:

	At Closing	1st Year	2nd Year	3rd Year	4th Year	Total
Jim Meyer	$145,848	$247,942	$291,696	$291,696	$145,848	$1,123,030
Tom Meyer	$151,805	$258,068	$303,609	$303,609	$151,805	$1,168,896
Nancy Cade	—	$12,500	$12,500	$12,500	$12,500	$50,000

Total	$297,653	$518,510	$607,805	$607,805	$310,153	$2,341,926

2. Promissory Notes. StoneMor shall assume a portion of Ansure’s and Forest Lawn’s obligations under the Ansure Notes for the aggregate sum of Seven Million Ninety Three Thousand Seventy Four and 00/100 Dollars ($7,093,074.00) and the remaining principal, interest and fees of the Ansure Notes is hereby forgiven by the Meyers to the makers of the Ansure Note. With respect to such assumed portion, StoneMor shall issue, as the substitute maker for Ansure and Forest Lawn, replacement promissory notes in favor of Fred Meyer, Jim Meyer, Tom Meyer and Nancy Cade in substantially the forms attached hereto as Exhibits B-1, B-2, B-3, B-4, (individually, each a “StoneMor Closing Note” and collectively, the “StoneMor Closing Notes”), and Exhibits B-5 and B-6 (each a “StoneMor Installment Note” and collectively, the “StoneMor Installment Notes”; the StoneMor Closing Notes and the StoneMor Installment Notes are collectively referred to as the “StoneMor Notes”). The StoneMor Notes shall amend, restate, supersede and replace the Ansure Notes in their respective entireties and provide for the terms and conditions set forth in each StoneMor Note including payments of Units and cash as set forth in the aggregate and among members of the Meyer Family, below:

2.1 Definitions. The following capitalized terms shall have the meanings ascribed to them herein.

(a) The term “Units” shall mean unregistered common units of StoneMor Partners, with a price per unit equal to the lesser of (i) the actual value of such publicly traded securities as of the date immediately preceding Closing, or (ii) Nineteen and 00/100 Dollars ($19.00) per common unit.

(b) The “Meyer Extended Family” shall mean any member of the Meyer Family or any such person’s spouse, lineal ancestors or descendants (whether natural or adopted) or any trust, limited partnership, partnership, limited liability partnership, limited liability company, corporation and/or similar entity or association of which any Meyer Family member maintains a controlling voting interest therein or any heir of any member of the Meyer Family or any person (natural or not) taking under the terms of the estate of any member of the Meyer Family.

2.2 Payments under the StoneMor Closing Notes.

(a) Units at Closing. StoneMor Partners shall issue to the Meyer Family at Closing Five Million Three Hundred Thousand and 00/100 Dollars ($5,300,000.00) of its Units, plus Fifteen Thousand (15,000) additional Units (the “Note Unit Payments”).

(b) Cash at Closing. StoneMor shall pay members of the Meyer Family at Closing Two Hundred Two Thousand Three Hundred Forty-Seven and 00/100 Dollars ($202,347.00) (the “Note Cash Closing Payment”).

(c) Installment Payments. StoneMor shall pay members of the Meyer Family One Million Three Hundred Five Thousand Seven Hundred Twenty Seven

and 00/100 Dollars ($1,305,727.00) (the “Note Installment Payment(s)”) payable in quarterly installments as set forth below, on January 1, April 1, July 1 and October 1 of each year, commencing on the first (1st) day of the first (1st) calendar quarter following Closing:

(i) Three Hundred Thirty One Thousand Four Hundred Ninety and 00/100 Dollars ($331,490.00) during the first (1st) year, payable in four (4) quarterly installments the first of which of Two Hundred and Twelve Thousand Five Hundred and 00/100 Dollars ($212,500) and the remaining three of Thirty Nine Thousand Six Hundred Sixty Three and 33/100 Dollars ($39,663.33) each;

(ii) Three Hundred Ninety Two Thousand One Hundred Ninety five and 00/100 Dollars ($392,195.00) during the second (2nd) year, payable in four (4) quarterly installments of Ninety Eight Thousand Forty Eight and 75/100 Dollars ($98,048.75) each;

(iii) Three Hundred Ninety Two Thousand One Hundred Ninety five and 00/100 Dollars ($392,195.00) during the third (3rd) year, payable in four (4) quarterly installments of Ninety Eight Thousand Forty Eight and 75/100 Dollars ($98,048.75) each; and

(iv) One Hundred Eighty Nine Thousand Eight Hundred Forty Seven and 00/100 Dollars ($189,847.00) during the fourth (4th) year, payable in four (4) quarterly installments of Forty Seven Thousand Four Hundred Sixty One and 75/100 Dollars ($47,461.75) each.

By way of reference, the Note Unit Payment shall be delivered to members of the Meyer Family at Closing as set forth below:

Closing Delivery of Units expressed in US Dollars
Fred Meyer	$1,733,278
Jim Meyer	$1,629,124
Tom Meyer	$1,695,656
Nancy Cade	$526,942

Total	$5,585,000

By way of reference, the Note Cash Closing Payment and Note Installment Payments, in cash shall be made among members of the Meyer Family as set forth below:

	At Closing	1st Year	2nd Year	3rd Year	4th Year	Total
Fred Meyer	$155,173	$263,793	$310,345	$310,345	$155,173	$1,194,829
Jim Meyer	—	—	—	—	—	—
Tom Meyer	—	—	—	—	—	—
Nancy Cade	47,174	$67,697	$81,850	$81,850	$34,674	$313,245

Total	$202,347	$331,490	$392,195	$392,195	$189,847	$1,508,074

The aggregate value of all payments to the Meyer Family, in cash or Units, described in Sections 1 and 2 are collectively referred to as the “Total Amounts Paid”.

3. Contingent Payments.

(a) “Respective Share” shall mean the percentage allocation of the contingent payments payable pursuant to this Section among each member of the Meyer Family as follows:

Fred Meyer	31.034%
Jim Meyer	29.170%
Tom Meyer	30.361%
Nancy Cade	9.435%

(b) Additional Deferred Consideration. StoneMor shall pay to each member of the Meyer Family the additional deferred consideration, if any, computed pursuant to Exhibit A-4 (the “Additional Deferred Consideration”), to the extent required under the terms set forth on Exhibit A-4. Without derogating the legal obligations of StoneMor in the preceding sentence, it is understood that none of the parties expects that any Additional Deferred Consideration shall actually become due under the formula set forth in Exhibit A-4 because it is expected that any payment due will be offset by the dividends expected to be paid by StoneMor Partners.

(c) Payment Upon Misappropriation Claim Recovery. StoneMor agrees to use reasonable and diligent efforts to pursue the Misappropriation Claims. To the extent any Misappropriation Claim is pursued by a trustee or other authorized representative, StoneMor shall use reasonable efforts within its authority and power to cause (or, at a minimum, urge) such trustee or other authorized representative to engage in the reasonable and diligent pursuit of the Misappropriation Claims; provided, however, that any such proceedings shall be under the exclusive control of StoneMor or such trustee or authorized representative and that nothing contained herein shall be deemed to obligate StoneMor or any affiliate or authorized representative to appeal any decision of the trial court. Further, StoneMor or any persons designated by StoneMor or the Court to pursue any Misappropriation Claim shall be entitled to settle any Misappropriation Claim prior to trial as StoneMor or such authorized representative deems appropriate and/or as the Court may approve; provided, however, that StoneMor shall prior to deciding not to appeal any decision of the trial court or settling any claim, provide advance written notice to counsel for the Meyers of its intention and consult with the Meyers’ counsel with respect to such actions. StoneMor shall pay or cause to be paid to the Meyer Family an amount up to Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00)(the “Recovery Payment”), to be calculated with reference to the Net Misappropriation Claim Proceeds and paid promptly after such proceeds are collected, whether by settlement, court judgment or otherwise; provided however, that no Recovery Payment will be made unless and until the Misappropriation Threshold (herein defined) has been paid to StoneMor or other parties in interest prosecuting the Misappropriation Claims. If the aggregate amount paid on account of the Recovery Payment by the third anniversary of the Closing (the “Distributed Amount”), is less than Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00), then StoneMor shall pay the members of the Meyer Family, in addition to the Distributed Amount, an amount that is the lower of (i) $150,000; or (ii) the difference between the Distributed Amount and Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00). Nothing contained in this paragraph shall derogate from the right of the members of the Meyer Family to receive Recovery Payments after the third anniversary of the Closing; provided that in no event will the members of the Meyer Family be entitled to receive any payment under this Section 3(c) in excess of Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00).

The “Net Misappropriation Claim Proceeds” shall mean that portion of the total of all amounts recovered by StoneMor or other parties in interest prosecuting the Misappropriation Claims which exceeds the aggregate of (i) Three Million and 00/100 Dollars ($3,000,000.00), and (ii) reasonable fees and costs incurred in pursuing the Misappropriation Claims, including reasonable attorneys’ (on contingency basis and/or otherwise) and experts’ fees incurred by StoneMor or other parties in interest prosecuting the Misappropriation Claims (sub-clauses (i) and (ii) herein are together referred to as the “Misappropriation Threshold”). “Misappropriation Claims” shall mean claims that have been or may be asserted in connection with and all funds which should have been deposited and held in the Trust Accounts pursuant to the laws of the State of Indiana, the State of Michigan or the State of Ohio and have not been so deposited or which have been deposited and have actually or constructively been misappropriated, which shall include investments of trust funds in any manner or form contrary to applicable laws.

If the Net Misappropriation Claim Proceeds are equal to or exceed Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00), then the Recovery Payment to the Meyer Family shall be Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00). If and to the extent the Net Misappropriation Claim Proceeds are less than Two Million Three Hundred Fifty Thousand and 00/100 Dollars ($2,350,000.00), then the Recovery Payment shall be limited to an amount equal to the Net Misappropriation Claim Proceeds. Each member of the Meyer Family shall receive its percentage of the Respective Share of the Recovery Payment paid under this Section.

(d) Allocation. The parties acknowledge that payments received under this Section may be allocated by members of the Meyer Family as additional payments under the terms of their respective Ansure Notes

4. Release of Security. The obligations of StoneMor and StoneMor Partners under this Agreement and the other Transaction Documents (herein defined) shall be unsecured obligations. The Meyer Family shall release the Ansure Mortgages at Closing pursuant to mortgage release documents in substantially the forms attached hereto as Exhibit C (each a “Mortgage Release”).

5. Subordination. The obligations of StoneMor, StoneMor Partners and the Acquired Companies under this Agreement and the Transaction Documents shall be subordinate and junior to the obligations of StoneMor, StoneMor Partners and the Acquired Companies under any Senior Debt (as defined in the Subordination Agreement) to the Lenders (herein defined). At Closing, each member of the Meyer Family shall enter into certain Subordination Agreements in substantially the forms attached hereto as Exhibits D-1, D-2, D-3, D-4, D-5, D-6, D-7, and D-8 (each, a “Subordination Agreement”). If all or any portion of the debt to the Lenders is refinanced or replaced from time to time, then, at StoneMor’s request, the Meyer Family shall promptly enter into new Subordination Agreements in favor of the holder(s) of such new debt on substantially the same terms as the Subordination Agreements entered into at Closing. Each member of the Meyer Family further agrees that a breach of any of the covenants contained in this Section 5 will cause irreparable injury to StoneMor, StoneMor Partners and the Acquired Companies, that StoneMor, StoneMor Partners and the Acquired Companies have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5 shall be specifically enforceable against such member of the Meyer Family, and such member of the Meyer Family hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants. This Agreement, the StoneMor Non-Compete Agreement, the StoneMor Notes, the Mortgage Release and the Subordination Agreement are collectively referred to herein as the “Transaction Documents”.

6. Assignment of Eminent Domain Claim. StoneMor shall provide an assignment from the Receiver to the Meyer Family of the Eminent Domain Claim (the “Eminent Domain Assignment”) and the proceeds thereto (the “Eminent Domain Proceeds”) at or prior to Closing. The Meyer Family shall pay StoneMor any and all actual expenses of StoneMor or any Acquired Company incurred in connection with restoring any property or repairing any damage to any property caused by any action related to any condemnation or taking performed pursuant to or in connection with the Eminent Domain Claim; provided that such amount shall not exceed Sixty Six Thousand Five Hundred Fifty Nine and 00/100 Dollars ($66,559.00). The Eminent Domain Proceeds minus the amount payable to StoneMor pursuant to this Section 6 shall be distributed to each member of the Meyer Family pursuant to the Respective Share allocation. The Meyer Family will be solely responsible to pursue the Eminent Domain Claim at the Meyer Family’s sole cost and expense and neither StoneMor nor the Acquired Companies shall have any liability in connection therewith.

7. Assignment of Fraud Claims. The Meyer Family shall assign to StoneMor all of the Meyer Family’s rights under the Fraud Claims (the “Fraud Claim Assignment”) and shall, promptly upon StoneMor’s request, execute any documents requested by StoneMor to effect such assignment. Without derogating from the generality of the foregoing, the Meyer Family shall, if so requested by StoneMor, file a motion with the Court seeking to recognize StoneMor or any entity designated by StoneMor as the party in interest with respect to the Fraud Claims.

8. Closing. The closing and consummation of this transaction (the “Closing”) shall be held simultaneously with the closing of the 2010 Stock Purchase (the “Closing Date”).

9. Payments to the Meyer Family. StoneMor shall make all payments, other than those specified as payable in Units, to the Meyer Family by wire transfer of immediately available funds to the accounts of each member of the Meyer Family pursuant to the exact wiring instructions given by the Meyer Family prior to Closing or from time to time thereafter at least five (5) business days prior to any payment date.

10. Health Insurance. For a period beginning on the Closing Date and ending (to be defined separately with respect to each of Tom Meyer and Jim Meyer) on the earlier of (i) eighty-four (84) months thereafter or (ii) the first day of the month following the month in which any Insured Party (defined below) becomes eligible for Medicare insurance coverage, StoneMor shall pay to each of Tom Meyer and Jim Meyer, in the first twelve (12) months after Closing and each 12-month period thereafter, the Insurance Payment (defined below). An “Insured Party” means Tom Meyer, Jim Meyer and each of their respective spouses. The “Insurance Payment” means, for each of Tom Meyer and Jim Meyer during the first twelve (12) months following the Closing Date, the sum of $17,000 which shall be used for purposes of procuring a health insurance policy of their choosing including premiums for each 12-month period (the “Premiums”) and paying any Health Savings Account deductibles for the corresponding 12-month period (the “Deductible”), insuring each of Tom Meyer and Jim Meyer and their respective spouses (the “Health Plans”). The Insurance Payment shall be adjusted annually as necessary to reflect insurance premium increases compared to payments made in the preceding year. The calculation of the insurance Premium and Deductible for any subsequent year shall not take into account any part of the insurance Premium and Deductible attributable to a service included in the Health Plan in any subsequent year that was not included in the Health Plan during the first twelve (12) months after the Closing. The Insurance Payment shall be paid by StoneMor on an annual basis within thirty (30) days of submission by each of Tom Meyer and Jim Meyer of an invoice representing the yearly Premiums and Deductible for the Health Plans.

11. Mutual Release. The parties hereto agree that, the transactions and consideration provided herein are a full and final settlement of all disputes among or between them. Each of the parties hereto hereby agrees that effective upon the Closing, each of the parties for itself and its heirs, personal representatives, trustees, affiliates, successors and assigns, RELEASES AND DISCHARGES, each other party and each such party’s officers, directors, managers, members, partners, agents, personal representatives, trustees, affiliates, predecessors, past or present attorneys, fiduciaries, representatives, heirs, successors, assigns, and affiliates from (a) any and all claims, demands, obligations, actions, causes of action, choses in action, cases, suits, debts, dues, sums of money, accounts, guarantees, bonds, covenants, contracts, controversies, agreements, promises, variances, trespasses, injuries, harms, damages, judgments, remedies, liens and liabilities of any nature whatsoever, in law, at equity or otherwise, whether direct, indirect, derivative or otherwise whether known or unknown (“Claims”), from the beginning of the world to and including the Closing Date, and (b) all Claims, whether accruing before or after the Closing, in any way related to the operation of the Acquired Companies or any other companies involved in the 2004 Stock Purchase to which such party may otherwise be entitled. The parties agree that the execution of this Agreement shall not constitute an admission of liability by any of the parties. StoneMor and StoneMor Partners agree and covenant not to sue the Meyer Family or FTJ relating to their ownership or operation of the Acquired Companies or any other companies involved in the 2004 Stock Purchase. FTJ and each member of the Meyer Family hereby waives and releases StoneMor, StoneMor Partners and the Acquired Companies from any Claim related to (i) the ownership interest of any member of the Meyer Family or any affiliate thereof of any stock, membership interests or any other right to be issued or granted stock, membership interests, or any securities convertible into or exchangeable for any stock or membership interests of the Acquired Companies or of any other companies involved in the 2004 Stock Purchase; (ii) any interest in any of the assets of the foregoing entities; and (iii) any rights of any such member under the terms of any document executed in connection with the 2004 Stock Purchase. FTJ and each member of the Meyer Family hereby agrees and covenants not to sue StoneMor, StoneMor Partners, the Acquired Companies or any other companies involved in the 2004 Stock Purchase with respect to any claim it has with regard to the 2004 Stock Purchase. Nothing contained herein shall be deemed to be a release or a waiver of any party’s rights pursuant to the Transaction Documents.

12. Conditions to Closing.

12.1 Conditions to the Meyer Family Closing. The obligations of the Meyer Family to consummate the transactions contemplated by this Agreement, are subject to the satisfaction on or before the Closing of the following conditions, any one or more of which may be waived by the unanimous consent of the members of the Meyer Family at their option:

(a) The representations and warranties of StoneMor and contained in this Agreement shall be true and correct, both on the date of this Agreement and at and as of the Closing;

(b) StoneMor and StoneMor Partners shall have discharged, performed or complied, in all material respects, with all other covenants and agreements contemplated by this Agreement to be performed or complied with by StoneMor and StoneMor Partners at or prior to the Closing;

(c) No law, order or judgment shall have been enacted, entered, issued or promulgated by any governmental authority, arbitrator or mediator, which challenges, or seeks to prohibit, restrict or enjoin the consummation of the transactions contemplated hereby, nor shall there be pending or threatened, any action, suit or proceeding by or before any governmental authority, arbitrator or mediator, challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions;

(d) Releases or functionally equivalent statements from the State of Michigan, the State of Indiana (Securities Division and the Cemetery and Funeral Board), the StoneMor designated Trusts/Escrow Accounts, Wilson St. Pierre, the

Farno putative class, Nelms, Deborah Johnson, Ron Robertson and each of the entities listed on Exhibit E (the “Third Party Releases”) all in form and substance reasonably satisfactory to the Meyer Family shall have been obtained;

(e) StoneMor and StoneMor Partners shall have delivered, or caused to be delivered, to the Meyer Family each of the documents required by the terms of this Agreement.

(f) The Units shall not have been suspended, as of the Closing Date, by the SEC or NASDAQ from trading on the NASDAQ Global Select Stock Market nor shall suspension by the SEC or NASDAQ have been threatened, as of the Closing, either (i) in writing by the SEC or NASDAQ or (ii) by StoneMor Partners falling below the minimum listing maintenance requirements of NASDAQ.

12.2 Conditions to StoneMor Closing. The obligations of StoneMor and StoneMor Partners to consummate the transactions contemplated by this Agreement, are subject to the satisfaction on or before the Closing of the following conditions, any one or more of which may be waived by StoneMor or StoneMor Partners at their option:

(a) The representations and warranties of the Meyer Family contained in this Agreement shall be true and correct, both on the date of this Agreement and at and as of the Closing;

(b) The Meyer Family shall have discharged, performed or complied with, in all material respects, all covenants and agreements contemplated by this Agreement to be performed or complied with by the Meyer Family at or prior to the Closing;

(c) The Meyer Family shall have delivered, or caused to be delivered, to StoneMor each of the documents required by this Agreement;

(d) No law, order or judgment shall have been enacted, entered, issued or promulgated by any governmental authority, arbitrator or mediator, which challenges, or seeks to prohibit, restrict or enjoin the consummation of the transactions contemplated hereby, nor shall there be pending or threatened, any action, suit or proceeding by or before any governmental authority, arbitrator or mediator, challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions;

(e) StoneMor and StoneMor Partners shall have received written consents of those lenders which consent is required pursuant to the terms of their agreements with, or the terms of any agreement or instrument binding upon, StoneMor, StoneMor Partners or any affiliate thereof (the “Lender(s)”), setting out each Lender’s consent to the execution, delivery, and performance of this Agreement and related documents by StoneMor and StoneMor Partners (the “Lenders’ Consents”);

(f) The Meyer Family shall have executed and delivered releases releasing the Receiver, Deborah Johnson, Nelms, Ron Robertson and each of the entities listed on Exhibit E (the “Released Entities”) and each such Released Entity’s personal representatives, officers, directors, trustees, affiliates, predecessors, past or present attorneys, fiduciaries, representatives, heirs, successors, assigns, and affiliates from all Claims of any nature whatsoever from the beginning of the world to and including the Closing Date, all in form and substance satisfactory to StoneMor and the Receiver (the “Meyer Releases”);

(g) StoneMor shall have obtained approval of the Court and/or such other court(s) with jurisdiction over the transaction;

(h) the transactions contemplated by the 2010 Purchase Agreement shall have been consummated.

13. Documents To Be Delivered At Closing.

13.1 Meyer Family Closing Deliveries. The obligations of StoneMor, StoneMor Partners and the Acquired Companies to consummate the transactions contemplated by this Agreement, are conditioned upon the Meyer Family delivering to StoneMor the following executed documents or instruments at or prior to the Closing:

(a) the StoneMor Non-Compete Agreements executed by the respective members of the Meyer Family;

(b) the original Ansure Notes, marked “cancelled”;

(c) the StoneMor Closing Notes (after execution by StoneMor), marked “cancelled”;

(d) the Mortgage Releases;

(e) the Meyer Releases;

(f) the Fraud Claim Assignment;

(g) the Subordination Agreements; and

(h) such other documents as StoneMor may reasonably request.

13.2 StoneMor Closing Deliveries. The obligations of the Meyer Family to consummate the transactions contemplated by this Agreement, are conditioned upon StoneMor (and, in the case of clause (d) below, StoneMor Partners) delivering to the Meyer Family the following executed documents or instruments at or prior to the Closing:

(a) the CNTC Closing Payment

(b) Note Cash Closing Payment;

(c) the StoneMor Non-Compete Agreements executed by StoneMor;

(d) the StoneMor Installment Notes;

(e) all Units required by this Agreement;

(f) the Eminent Domain Assignment;

(g) the Third Party Releases;

(h) the Lenders’ Consents; and

(i) such other documents as the Meyer Family may reasonably request.

14. Termination/Termination Fee. The Meyer Family shall have the option to terminate this Agreement and the transactions contemplated herein at or prior to Closing if any of the StoneMor or StoneMor Partners warranties, representations or covenants contained in this Agreement is breached.

StoneMor shall have the option to terminate this Agreement and the transactions contemplated herein at or prior to Closing if any of the following shall occur:

(a) if for any reason whatsoever there is no closing of the 2010 Stock Purchase; or

(b) if any of the Meyer Family’s warranties, representations or covenants contained in this Agreement are breached.

In the event StoneMor elects to terminate this Agreement for any reason other than those provided in this Section, StoneMor shall notify the Meyer Family of StoneMor’s decision in writing and StoneMor shall pay the Meyer Family a termination fee of One Hundred Thousand and 00/100 Dollars ($100,000.00) within ten (10) days of demand therefor ( the “Termination Fee”).

15. Representations and Warranties of the Meyer Family. Each member of the Meyer Family hereby represents and warrants severally, and not jointly and severally and with respect to themselves only and not as to any other member of the Meyer Family, to StoneMor as of Closing that:

15.1 Authority. Each member of the Meyer Family is duly authorized to execute and deliver the Transaction Documents which are to be executed by such member, and no other party is required to grant authority to each member of the Meyer Family to execute or deliver the Transaction Documents in order for the documents to be valid and binding legal obligations of each member of the Meyer Family.

15.2 Documents Valid and Binding. The Transaction Documents, when duly executed and delivered by each member of the Meyer Family, shall constitute valid and legal binding obligations of each member of the Meyer Family and shall be enforceable against each member of the Meyer Family in accordance with their respective terms, except as enforcement may be limited by bankruptcy, or creditors’ rights generally (regardless of whether such enforcement is considered in a proceeding in equity or at law).

15.3 Noncontravention. The Transaction Documents, when duly executed and delivered by each member of the Meyer Family, and the performance by each member of the Meyer Family of such individual’s obligations hereunder or thereunder, shall not and will not conflict with or constitute a breach of or result in a violation of (i) any agreement or other instrument to which any member of the Meyer Family is a party or by which each member of the Meyer Family is bound; or (ii) any order of any court of competent jurisdiction or governmental agency. The execution, delivery and performance of the Transaction Documents by such member of the Meyer Family do not require the consent of any person or entity.

15.4 Investment.

(a) Each member of the Meyer Family is an “accredited investor,” as such term is defined in Rule 501(a)(1) promulgated under the Securities Act of 1933, as amended (“1933 Act”).

(b) Each member of the Meyer Family has been advised that the Units are a risky investment and that such member may lose all of such member’s investment. Each member of the Meyer Family acknowledges that such member has carefully read the Risk Factors set forth in StoneMor Partners Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report”). Each member of the Meyer Family has determined that the purchase of the Units is consistent with such member’s investment objectives.

(c) Each member of the Meyer Family is acquiring the Units for such member’s own account as principal, for investment and not with a view to, or for resale in connection with, a distribution or fractionalization thereof in whole or in part, and no other person has a direct or indirect beneficial interest in the Units.

(d) Each member of the Meyer Family has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment, and has determined that the Units are a suitable investment for such member, and that such member (i) is able to bear the substantial economic risk of the investment (ii) can afford a complete loss of such investment and (iii) the investment is reasonable in relation to such member’s net worth and financial needs. In formulating the decision to acquire the Units, each member has relied solely upon such member’s own advisors and such member’s own independent investigation of StoneMor Partners with respect to this Section of the Agreement and the nature and effect of any investment in the Units.

(e) Each member of the Meyer Family confirms that StoneMor Partners has made available to such member the opportunity to ask questions of, and receive answers from StoneMor Partners concerning the terms and conditions of the Units and the nature of the business of StoneMor Partners, and to obtain additional information or documents which StoneMor Partners possesses or can acquire without unreasonable effort or expense.

(f) Each member of the Meyer Family understands that no assurances have been given about the increase in value, if any, of the Units.

(g) Each member of the Meyer Family understands that the offer and sale of the Units have not been submitted to, reviewed by, nor have the merits of this investment been endorsed or approved by any state, federal, or local agency, commission, authority or self regulatory organization.

(h) The Units were not offered to such member by means of any general solicitation or general advertising by StoneMor Partners or any person acting on its behalf, including, but not limited to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; or (ii) any seminar or meeting to which such member was invited by any general solicitation or general advertising.

(i) Each member of the Meyer Family understands and agrees that the offering and sale of the Units are intended to be exempt from registration under the 1933 Act and are intended to be exempt from registration and/or qualification under any applicable securities laws. Such member also understands, and agrees that because the Units have not been registered under the 1933 Act or any applicable state securities laws, and the Units shall not be offered for sale, sold, delivered after sale, pledged, hypothecated, transferred, or otherwise disposed of by such member and must be held indefinitely unless they are subsequently registered under the 1933 Act and any applicable state securities laws or an exemption from such registration is available. Each member of the Meyer Family understands that, without derogating from the obligations set forth in Section 17 herein (i) any exemption from the registration requirements of the 1933 Act pursuant to Rule 144 promulgated thereunder may not be available when such member wishes to sell the Units; and (ii) StoneMor Partners has not covenanted to assure that such Rule is available for resale of the Units. As a result of the above restrictions, each member of the Meyer Family understands and agrees that the investment in the Units may not be liquid and that such member may have to bear the economic risk of his purchase for an indefinite period of time.

(j) All of the written information pertaining to each member of the Meyer Family which the member has heretofore furnished to StoneMor Partners, and all information pertaining to the member which is set forth in this Agreement, is correct and complete as of the date hereof and, if there should be any material change in such information hereafter, such member shall promptly furnish such revised or corrected information to StoneMor Partners.

(k) Each member of the Meyer Family is a citizen of the United States and a resident of the state set forth in the preamble of this Agreement. Such member agrees that no offer of the Units was made to such member other than at the state of such member’s residence.

(l) Each member of the Meyer Family has adequate means of providing for such member’s current needs and possible personal contingencies, has no need for liquidity of his or her investment in the Units, and has no reason to anticipate any change in personal circumstances, financial or otherwise, which may cause or require the sale or distribution of the Units.

(m) Each member of the Meyer Family has not construed the contents of this Agreement (or any attachments hereto) or any prior or subsequent communication from the StoneMor Partners or any of its directors, officers, employees, financial advisors, attorneys (including, but not limited to, the law firm of Blank Rome LLP), accountants or other agents as investment, legal or tax advice. Such member has been advised to consult with such member’s own financial advisor, attorneys, and other professional advisors as to investment, legal, tax, or other related matters concerning the proposed investment. Such member acknowledges that the law firm of Blank Rome LLP has acted solely as counsel for StoneMor Partners in connection with this transaction and has not acted as counsel for such member.

(n) Each member of the Meyer Family understands, acknowledges and agrees that StoneMor Partners is relying solely upon the representations and warranties made herein in determining to sell the Units to such member.

15.5 Transfer Restrictions; Limitation on Sale. Each member of the Meyer Family understands that the sale or transfer of the Units are severely restricted and that (i) the Units have not been registered under the 1933 Act, as amended, or the laws of any other jurisdiction. The Units cannot be offered, sold or transferred by such member unless such Units are subsequently registered under the applicable law or an exemption from registration is available. StoneMor Partners is not required to register the Units or to make any exemption from registration available; (ii) the right to sell or transfer any of the Units will be restricted against sale or transfer in violation of applicable securities laws, and any proposed transfer will require the delivery to StoneMor Partners of an opinion of counsel satisfactory to StoneMor Partners that registration is not required under applicable securities laws and will not violate such laws or other restrictions and requirements; and (iii) the Units will contain a legend reciting the transfer restrictions. Each member of the Meyer Family agrees to sell or otherwise dispose of the Units in a reasonable and business-like manner so as to avoid materially affecting the public trading price of StoneMor Partner’s common units. Each member of the Meyer Family shall be deemed to have sold his or her Units in a reasonable and business-like matter so as to avoid materially affecting the public trading price of StoneMor Partner’s common units if such sale was performed using an Approved Brokerage Firm. “Approved Brokerage Firm” shall mean any brokerage firm of Raymond James Financial, Inc., Morgan Stanley Smith Barney, LLC, Merrill Lynch & Co., Inc. or JP Morgan Chase & Co. Each member of the Meyer Family shall provide written notice to StoneMor of his or her intention to dispose of more than 4,000 Units in any given trading day. Such notice will be provide by email to StoneMor, attn: Paul Waimberg (pwaim@stonemor.com) or such other email address as may be designated by StoneMor in writing from time to time.

15.6 Ownership of Acquired and other Companies. Immediately prior to the Closing of the transactions contemplated by the 2004 Stock Purchase the Meyer Family owned 100% of the stock of the Acquired Companies, free and clear of all liens, encumbrances, claims or other rights of third parties, all of such stock has been transferred to Ansure as part of the 2004 Stock Purchase.

15.7 Ownership of the Ansure Notes; Valid Releases. The members of the Meyer Family own all rights, title and interests to the Ansure Notes and to the obligations secured by the Ansure Mortgages free and clear of all liens, claims, encumbrances or other rights of any third parties. The execution and delivery of the Mortgage Releases at the Closing will constitute a valid release and will be sufficient to have the Ansure Mortgages removed and cleared from title and to have such removal and clearance recorded in the applicable recording office.

15.8 Compliance with the Ansure Non-Competes. Each member of the Meyer Family as to date complied in all material respects with the terms and conditions of the Ansure Non-Compete Agreements.

15.9 Legal Consequences of Representations. Each member of the Meyer Family understands the meaning and legal consequences of the foregoing representations and warranties and certifies that each of the foregoing representations and warranties is true and correct as of the date hereof and shall survive the execution hereof and the purchase of the Units.

Notwithstanding anything to the contrary, each representation and warranty of any Meyer Family member is given by each family member only with respect to themselves and not with respect to any other member of the Meyer Family or with respect to the Meyer Family as a whole.

16. Representations and Warranties of StoneMor, StoneMor Partners and Acquired Companies. StoneMor, StoneMor Partners and the Acquired Companies hereby represent and warrant to the Meyer Family as of Closing that:

16.1 Organization/Good Standing. Each of StoneMor, StoneMor Partners and the Acquired Companies is organized and existing as the type of entity and in such state as set forth on the first page of this Agreement.

16.2 Authority. Each of StoneMor, StoneMor Partners and the Acquired Companies has all requisite authority to enter into and perform the Transaction

Documents to which it is a party and has complied with all laws, rules, regulations, charter provisions, articles, bylaws or agreements to which it is bound or may be subject.

16.3 Documents Valid and Binding. The Transaction Documents, when duly executed and delivered by StoneMor, StoneMor Partners and the Acquired Companies, as the case may be shall constitute legal, valid and legal binding obligations of StoneMor, StoneMor Partners and the Acquired Companies as applicable and shall be enforceable against such parties in accordance with their respective terms, except as enforcement may be limited by bankruptcy, or creditors’ rights generally (regardless of whether such enforcement is considered in a proceeding in equity or at law).

16.4 Noncontravention. The Transaction Documents, when duly executed and delivered by StoneMor, StoneMor Partners and the Acquired Companies, and the performance by each of StoneMor, StoneMor Partners and the Acquired Companies of such party’s obligations hereunder or thereunder, shall not and will not conflict with or constitute a breach of or result in a violation of (i) any agreement or other instrument to which any of StoneMor, StoneMor Partners and the Acquired Companies is a party or by which any such party is bound; or (ii) any order of any court of competent jurisdiction or governmental agency.

16.5 Issuance of the Units. The issuance and delivery of the Units have been duly authorized by all necessary action on the part of StoneMor Partners. Upon issuance in accordance with the terms of this Agreement, the Units will be validly issued in accordance with the terms of the Second Amended and Restated Limited Partnership Agreement of StoneMor Partners, L.P., as amended. Additionally, StoneMor Partners has never been an issuer subject to Rule 144(i) under the 1933 Act.

16.6 Insolvency. Neither StoneMor nor StoneMor Partners is “insolvent” within the meaning of that term as defined in the Federal Bankruptcy Act, as amended, and is able to pay its debts as they mature. Neither StoneMor nor StoneMor Partners is presently involved in any proceedings by or against it in any court under the Bankruptcy Act or any other insolvency or debtor’s relief act, whether Federal or state or for the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for it or for a substantial part of its property.

16.7 Non-reliance. Neither StoneMor, StoneMor Partners nor any of their advisors (if any) have relied upon any information distributed by any member of the Meyer Family or any verbal statements made by any member of the Meyer Family or its representatives with respect to the operation of any of the companies involved in the 2004 Stock Purchase or the 2010 Stock Purchase which is not included in this Agreement.

16.8 Annual Report Not Misleading. The Annual Report does not Knowingly (i) contain any untrue statement or any material fact concerning StoneMor Partners, StoneMor Operating and their subsidiaries taken as a whole; or (ii) omit to state any material fact concerning StoneMor Partners, StoneMor Operating and their subsidiaries taken as a whole necessary to make any statement or material fact contained therein not misleading. For purposes of this Section 16.8 “Knowingly” shall mean to the actual knowledge of any of the persons identified in the Annual Report as “Directors and Executive Officers of StoneMor GP LLC”.

16.9 StoneMor Operating. StoneMor Operating is the only direct subsidiary of StoneMor Partners.

17. Covenants.

17.1 Removal of Legends. The legend set forth in Section 15.5 shall be removed and StoneMor Partners shall issue a certificate without such legend or any other legend to the holder of the applicable Units upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company, if such Units are either: (i) registered for resale under the 1933 Act (provided that, if the holder is selling pursuant to the effective registration statement registering the Units for resale, the holder agrees to only sell such Units during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), or (ii) sold or transferred or eligible for resale without registration pursuant to Rule 144. Within five (5) trading days following receipt of the legended certificate for such Units along with an opinion of counsel reasonably acceptable to StoneMor Partners that Rule 144 is available with respect to the transfer of such Units, StoneMor Partners shall deliver to its transfer agent irrevocable instructions that the transfer agent shall reissue a certificate representing the applicable Units without legend or issue Units to such holder by electronic delivery at the applicable balance account at the Depository Trust Company. Any fees with respect to the transfer agent associated with the removal of such legend shall be borne by StoneMor Partners. Nothing contained herein shall be construed as an obligation of StoneMor Partners or StoneMor to file a registration statement pursuant to the 1933 Act with respect to the Units sold hereunder or as an indication that StoneMor intends to file such registration statement.

17.2 Furnishing of Information. If StoneMor Partners is not required to file reports pursuant to the Securities Exchange Act of 1934, as amended,, it will prepare and furnish to the holders of the Units and make publicly available in accordance with Rule 144(c) such information as is required for the holders to sell the Units under Rule 144.

18. Brokerage. Each party hereto represents and warrants to the other that it has not employed or retained any broker or finder in connection with the transaction contemplated by this Agreement and each shall defend, indemnify, and hold the other party harmless from and against all claims and actions, including legal and other expenses in connection therewith, based on any dealing by said party with any other broker or finder.

19. Indemnification.

19.1 Survival. Except as otherwise set forth in this Agreement, all warranties, representations and covenants of the parties under the Transaction Documents shall survive Closing and be enforceable thereafter without regard to knowledge or investigation of the beneficiary of such warranty, representation or covenant.

19.2 Indemnification. Each party shall indemnify the other party from any claim, liability, loss, damage, or other expense (including, without limitation, attorneys’ fees) resulting from a breach of a warranty, representation or covenant made by such party under any of the Transaction Documents. The parties’ recourse against one another in the event of a breach of any representation or warranty before or after Closing shall be such remedies as are available at law or in equity. The indemnity of each member of the Meyer Family as to any other party herein shall be several, and not joint and several, for any breach made by that member of the Meyer Family. A breach by one member shall trigger potential liability only for the specific member of the Meyer Family party to the particular agreement and will not result in joint and several liability to the non-breaching Meyer Family members.

19.3 Conduct of Indemnification Proceedings. Promptly after receipt by any party (the “Indemnified Party”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the other parties to this Agreement (the “Remaining Party”) in writing and the Remaining Party shall assume the defense thereof, including the employment of counsel, and shall assume the payment of all fees and expenses; provided, however , that the failure of any Indemnified Party so to notify the Remaining Party shall not relieve the Remaining Party of its obligations hereunder except to the extent that the Remaining Party is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless: (i) the Remaining Party and the Indemnified Party shall have mutually agreed to the retention of such counsel; (ii) the Remaining Party shall have failed promptly to assume the defense of such proceeding and to employ counsel in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Remaining Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Party, which consent shall not be unreasonably withheld, delayed or conditioned, the Remaining Party shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

19.4 Right of Setoff. StoneMor and StoneMor Partners may setoff any amount to which it may be entitled under this Section 19 from any member of the Meyer Family against any amount otherwise payable by StoneMor or StoneMor Partners to such member of the Meyer Family under any of the Transaction Documents. Notwithstanding anything to the contrary contained in any of the Transaction Documents, the exercise of such right of setoff in good faith, whether or not ultimately determined to be justified, will not constitute a breach under any of the Transaction Documents; provided, however, that if the right of setoff hereunder is exercised for an actual or alleged breach of any

StoneMor Non-Compete Agreement, and it is finally determined that the such breach had not occurred, then StoneMor shall pay to the member of the Meyer Family against whom the right of setoff has been exercised, the legal fees incurred by such member of the Meyer Family in litigating that matter plus an annual interest of eighteen percent (18%) on the amounts which have been set off. Neither the exercise not the failure to exercise such right of setoff will constitute an election of remedies or limit StoneMor or StoneMor Partners in any manner in the enforcement of any other remedies that may be available.

20. Payments under the Farno Class Settlement. The Meyer Family is a party to that certain negotiated Farno class settlement agreement (the “Farno Agreement”) currently awaiting a final approval hearing and final approval order from the Circuit Court of Johnson County, Indiana (the “Final Order”). Upon entry of the Final Order, StoneMor shall: (a) pay or cause to be paid to the Meyer Family Two Hundred Fifty Thousand and 00/100 Dollars ($250,000.00) of the total Three Hundred Seventy-Five Thousand and 00/100 Dollars ($375,000.00) that the members of the Meyer Family are obligated to pay in class counsel fees under Section 4.5 of the Farno Agreement; and (b) pay or cause to be paid the costs and expenses of notice addressed in Section 4.6 of the Farno Agreement. In the event the Final Order is not granted, StoneMor and the Meyer Family shall cooperate to accomplish: (i) elimination of the Farno class claims; or (ii) a resolution reasonably equivalent to a full and complete release of the Meyer Family from the Farno putative class.

21. Miscellaneous.

21.1 Entire Agreement; Amendments, etc.; Construction. This Agreement, including all exhibits, schedules, lists and other documents referred to herein which form a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior agreements, written or verbal. This Agreement may be amended, supplemented or waived only by a written instrument executed by StoneMor Operating on the one hand (which consent shall be binding on StoneMor, StoneMor Partners and the Acquired Companies) and each member of the Meyer Family on the other hand or, as the case may be, their respective successors or assigns. Any condition to a party’s obligation hereunder may be waived by such party in writing. The doctrine that ambiguities are construed against the draftsperson of a document shall not apply to this Agreement.

21.2 Further Action. The parties agree to perform such acts and to prepare, execute and/or file such other documents as may be reasonably required to perform under or realize the benefits of this Agreement.

21.3 Attorneys’ Fees. Should any effort be undertaken to enforce the terms of this Agreement, or the rights and duties of the parties hereto, the prevailing party in such effort (whether or not litigation actually ensues) shall be entitled, in addition to such other relief as may be granted, to a reasonable sum for the prevailing party’s attorneys’ fees, experts’ fees, costs, and expenses of litigation, including appeals.

21.4 No Representative or Warranties. Other than those expressly set forth in this Agreement, the parties acknowledge that they have made no representations or warranties with respect to this Agreement.

21.5 Non Disparagement. The members of the Meyer Family agree that they will not in any way disparage or make negative, disparaging or derogatory comments or statements about StoneMor, StoneMor Partners and the Acquired Companies, the business of each of the foregoing entities or the transactions contemplated by the Transaction Documents. StoneMor, StoneMor Partners and the Acquired Companies agree that they will not in any way disparage or make negative, disparaging or derogatory comments or statements about the Meyer Family, the business of each of the members of the Meyer Family as related to the 2004 Stock Purchase or the transactions contemplated by the Transaction Documents.

21.6 Successors and Assigns. The terms and conditions of this Agreement shall be binding upon, shall inure to the benefit of, and shall be enforceable by, the parties hereto and their executors, administrators, heirs, and their respective successors and assigns. None of the parties hereto may assign their rights under this Agreement or delegate their duties under this Agreement without the express written consent of the other parties hereto, except that StoneMor may assign its rights under this Agreement to an affiliate thereof or to any person or entity to which StoneMor has granted collateral to secure any Senior Debt (as defined in Section 5 herein), and that each member of the Meyer Family may unilaterally assign their individual rights to the receipt of any of the Total Amounts Paid under this Agreement and the agreements referred to herein to any other member of the Meyer Extended Family upon not less than ten (10) business days’ prior notice to StoneMor; provided, however, that any such assignee agrees in writing that any right of setoff StoneMor or StoneMor Partners may have against any assigning member of the Meyer Family shall remain in effect against such assignee notwithstanding such assignment. Any purported assignment made in violation hereof shall be void.

21.7 Headings. The section and subsection headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement or give full notice of the provisions hereof.

21.8 Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered, if sent by registered or certified mail (return receipt requested), (ii) when delivered, if delivered personally or (iii) on the next business day, if sent overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other address as shall be specified by like notice):

If to StoneMor, StoneMor Partners or the Acquired Companies:	StoneMor Indiana LLC Attn: Paul Waimberg 311 Veterans Highway Levittown, PA 19056

With a copy to:	Blank Rome LLP Attn: Frederick D. Lipman, Esq. One Logan Square 18th and Cherry Streets Philadelphia, PA 19102

If to Tom Meyer:	Hannon Kolas & Center Attn: Edward R. Hannon, Esq. 9001 Wesleyan Road, Suite 200 Indianapolis, IN 46268

If to Fred Meyer, Jim Meyer or Nancy Cade:	Bingham McHale LLP Attn: Wayne C. Turner, Esq. 2700 Market Tower 10 West Market Street Indianapolis, IN 46204

21.9 Governing Law. This Agreement shall be construed in accordance with and governed by the substantive law, but not the law of conflicts, of the State of Indiana regardless of where executed or performed. The parties agree that any legal action relating to this Agreement shall be commenced and maintained exclusively before any appropriate state court of record in Marion County, Indiana, or, if necessary because of a federal question mandating jurisdiction in the federal courts is involved, the United States District Court for the Southern District of Indiana, Indianapolis Division, and the parties hereby submit to the jurisdiction and venue of such courts and waive any right to challenge or otherwise object to personal jurisdiction or venue in any action commenced or maintained in such courts.

21.10 Joint and Several Liability. The obligations in this Agreement of StoneMor Indiana and StoneMor Operating shall be joint and several. The obligations of StoneMor Partners under this Agreement shall be limited to Sections 2.2(a), and 16 (but only as it pertains to StoneMor Partners), 17 and 19 (but only as it pertains to a breach by StoneMor Partners) and shall be several. The obligations of members of the Meyer Family, whether referenced by an individual member or referenced as the Meyer Family as a whole shall be several, and not joint and several.

21.11 Counterparts. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original, and such counterparts together shall constitute one and the same Agreement, even though no single counterpart bears all such signatures. The signatures of any party may be obtained via facsimile, which signature shall have the same binding force and effect as an original signature.

21.12 WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR

RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement to be executed as of the date set forth above.

FRED W. MEYER, JR.

By:	/s/ James R. Meyer
Printed: JAMES R. MEYER as Special Administrator of the Estate of Fred W. Meyer, Jr.

/s/ James R. Meyer
JAMES R. MEYER, Individually

/s/ Thomas E. Meyer
THOMAS E. MEYER, Individually

/s/ Nancy J. Cade
NANCY J. CADE, Individually

F.T.J. Meyer Associates, LLC

By:

/s/ James R. Meyer

IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement to be executed as of the date set forth above.

“STONEMOR”

STONEMOR INDIANA LLC

By:	/s/ Paul Waimberg
Printed:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:	/s/ Paul Waimberg
Printed:	Paul Waimberg
Title:	Vice President

“STONEMOR PARTNERS”

STONEMOR PARTNERS, L.P.

By:	/s/ Paul Waimberg
Printed:	Paul Waimberg
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Settlement Agreement to be executed as of the date set forth above.

“ACQUIRED COMPANIES”

CHAPEL HILL ASSOCIATES, INC.		CHAPEL HILL FUNERAL HOME, INC.

By:	/s/ Lynette Gray, Receiver	By:	/s/ Lynette Gray, Receiver
Printed:	Lynette Gray, Receiver	Printed:	Lynette Gray, Receiver
Title:	Receiver	Title:	Receiver

COVINGTON MEMORIAL FUNERAL HOME, INC.		COVINGTON MEMORIAL GARDENS INC

By:	/s/ Lynette Gray, Receiver	By:	/s/ Lynette Gray, Receiver
Printed:	Lynette Gray, Receiver	Printed:	Lynette Gray, Receiver
Title:	Receiver	Title:	Receiver

FOREST LAWN MEMORIAL CHAPEL INC		FOREST LAWN MEMORY GARDENS INC

By:	/s/ Lynette Gray, Receiver	By:	/s/ Lynette Gray, Receiver
Printed:	Lynette Gray, Receiver	Printed:	Lynette Gray, Receiver
Title:	Receiver	Title:	Receiver

EXHIBIT A-1

FORM OF STONEMOR NON-COMPETE AGREEMENT

(JIM MEYER)

Attached hereto.

AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE

(James R. Meyer)

THIS AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE (this “Agreement”) is entered into this 21 st day of June, 2010 (the “Effective Date”) by and among STONEMOR INDIANA LLC, an Indiana limited liability company (“StoneMor Indiana”), STONEMOR OPERATING LLC, a Delaware limited liability company (“StoneMor Operating”), and JAMES R. MEYER, an adult resident of the State of Indiana (“Meyer”).

WITNESSETH:

WHEREAS, StoneMor Indiana, StoneMor Operating and StoneMor Partners, L.P., a Delaware limited partnership (collectively, “StoneMor”), certain companies acquired by StoneMor (the “Acquired Companies”), and Meyer and certain other members of the Meyer family (collectively, the “Meyer Family”) have entered into that certain Settlement Agreement dated of even date herewith (the “Settlement Agreement”), pursuant to which the parties set forth their respective rights and responsibilities in connection with settlement of any and all claims of the Meyer Family related to the Acquired Companies and other businesses and assets acquired by StoneMor;

WHEREAS, it is a condition precedent to StoneMor’s obligation to perform under the Settlement Agreement that Meyer enter into a non-competition agreement related to the funeral homes, cemeteries and other related business previously owned by the Meyer Family (the “Meyer Businesses”), in substantially the form hereof; and

WHEREAS, Meyer wishes to agree to the non-competition provisions in favor of StoneMor as herein provided;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Business Locations. The following business locations (the “Business Locations”) are applicable to this Agreement:

Company and/or Business	Address
(a) Chapel Hill Associates, Inc.	2894 Patterson Rd. S.E. Grand Rapids, MI
(b) Chapel Hill Funeral Home, Inc.	10776 McKinley Hwy, Osceola, IN
(c) Covington Memorial Funeral Home, Inc.	8408 Covington Road Ft. Wayne, IN
(d) Covington Memorial Gardens, Inc.	8408 Covington Road Ft. Wayne, IN
(e) Forest Lawn Memorial Chapel, Inc.	1973 S. State Rd. 135 Greenwood, IN

(f) Forest Lawn Memory Gardens, Inc.	1973 S. State Rd. 135 Greenwood, IN
(g) StoneMor (Heritage Hills Memory Gardens of Ohio Cemetery)	7370 State Road 48 Springboro, OH
(h) StoneMor (Royal Oak Memory Gardens of Ohio Cemetery)	7217 National Rd. Brookville, OH
(i) StoneMor (Chapel Hill Memory Gardens Cemetery)	10776 McKinley Hwy Osceola, IN
(j) StoneMor (Lincoln Memory Gardens)	6851 South Indianapolis Road Whitestown, Indiana 46075
(k) StoneMor (Gill Funeral Home)	308 East Walnut Street Washington, Indiana 47501
(l) StoneMor (Gardens of Memory Cemetery, Garden View Funeral Home)	10703 / 10501 N. State Road 3 Muncie, Indiana 47303

2. Non-Competition. During the period commencing as of the date hereof and ending on December 21, 2014 (the “Term”), Meyer agrees that he shall not engage in any of the following activities within a twenty-five (25) mile radius of each of the Business Locations, unless waived in writing by StoneMor:

(a) directly or indirectly, as a partner, member, employee, advisor or agent of any partnership or joint venture, or as a trustee, officer, director, shareholder, employee, advisor or agent of any corporation, trust or other business organization or entity, own, manage, advise, encourage, support, finance, operate, join, control or participate in the ownership, management, operation or control of, or be connected in any manner with, any business involved in the cemetery or funeral home industry;

(b) induce or assist anyone in inducing any person employed by StoneMor or any Acquired Company or at any Business Location to resign or sever his/her employment or breach an employment agreement with StoneMor, any Acquired Company or any related entity which owns and operates a Business Location; or

(c) knowingly or intentionally damage or destroy the goodwill and esteem of StoneMor, any Acquired Company or any Business Location with suppliers, employees, patrons, customers and others who may at any time have or had relations with the Meyer Businesses.

Nothing contained in this section shall prevent or limit Meyer from owning up to one percent (1%) of the outstanding stock of any publicly traded company.

3. Trade Secrets and Confidential Information. Meyer understands that in the course of Meyer’s association with the Meyer Businesses, Meyer has learned of certain trade secrets and

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other confidential information concerning the Meyer Businesses that StoneMor and the Acquired Companies desire to protect, including without limitation customer lists, management methods, operating techniques, procedures and methods, prospective acquisitions, employee lists, training manuals and procedures, personnel evaluation procedures, collection procedures, financial reports and results of operation of the Meyer Businesses (the “Confidential Information”). Meyer hereby agrees that, during the Term, Meyer shall not disclose the Confidential Information to anyone who is not affiliated with StoneMor or the Acquired Companies without the prior written consent of StoneMor, unless disclosure is required by law or court order, or otherwise use the Confidential Information during the Term to compete with StoneMor or the Acquired Companies.

Meyer’s obligation not to disclose the Confidential Information shall not apply to any Confidential Information that (a) becomes public knowledge through means other than the actions of Meyer, or (b) is furnished to Meyer, on a non-confidential basis, by a third party who is not bound by a confidentiality agreement with StoneMor or the Acquired Companies.

4. Consideration. As consideration for the promises in Sections 2 and 3 of this Agreement and as consideration for Meyer entering into the Settlement Agreement, so long as Meyer is not in breach of this Agreement, StoneMor agrees to pay to Meyer the aggregate sum of Nine Hundred Seventy Seven Thousand One Hundred Eight Two and 00/100 Dollars ($977,182.00), in quarterly installments, as set forth below, on January 1, April 1, July 1 and October 1 of each year during the Term, commencing on October 1, 2010:

(a) Two Hundred Forty Seven Thousand Nine Hundred Forty Two and 00/100 Dollars ($247,942.00) during the first (1st) year, payable in three (3) quarterly installments the first of which for Ninety Six Thousand Two Hundred Twenty Five and 37/100 Dollars ($96,225.37) payable October 1. 2010, the second installment for Eighty Nine Thousand Seven Hundred Thirty One and 13/100 Dollars ($89,731.13) payable January 1. 2011 and the third installment of Sixty One Thousand Nine Hundred Eighty Five and 50/100 Dollars ($61,985.50) payable April 1. 2011.

(b) Two Hundred Ninety One Thousand Six Hundred Ninety Six and 00/100 Dollars ($291,696.00) during the second (2nd) year, payable in four (4) quarterly installments of Seventy Two Thousand Nine Hundred Twenty Four and 00/100 Dollars ($72,924.00) each;

(c) Two Hundred Ninety One Thousand Six Hundred Ninety Six and 00/100 Dollars ($291,696.00) during the third (3rd) year, payable in four (4) quarterly installments of Seventy Two Thousand Nine Hundred Twenty Four and 00/100 Dollars ($72,924.00)each; and

(d) One Hundred Forty Five Thousand Eight Hundred Forty Eight and 00/100 Dollars ($145,848.00) during the fourth (4th) year, payable in four (4) quarterly installments of Thirty Six Thousand Four Hundred Sixty Two and 00/100 Dollars ($36,462.00) each.

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5. Death. Meyer’s death or disability shall not affect the obligations of StoneMor hereunder in any manner. Upon Meyer’s death, StoneMor shall pay the remaining consideration as directed by the personal representative of Meyer’s estate.

6. Parties in Interest; Due on Sale. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Neither party shall assign this Agreement without the prior written consent of the other party. If Meyer dies before receiving all consideration due under this Agreement, StoneMor shall make all remaining payments to Meyer’s estate.

7. Remedies. The parties agree that in the event of either party’s breach of any provision of this Agreement, the non-breaching party shall be entitled to damages and shall be entitled to reasonable costs of litigation and attorneys’ fees incurred in the enforcement of such provision. Meyer acknowledges that a breach of this Agreement may result in irreparable damage to StoneMor, the Acquired Companies or any related entity which owns and operates a Business Location for which the Acquired Companies and StoneMor and/or such entities will not have an adequate remedy at law. Accordingly, in addition to any other remedies and damages available, Meyer further acknowledges and agrees that any of the Acquired Companies, StoneMor and any entity to operates a Business Location shall be entitled to injunctive relief hereunder to enjoin any breach of this Agreement without any requirement to post a bond or other security. However, in the event StoneMor believes that Meyer has committed a breach that is not of the nature to cause irreparable damage, then StoneMor shall provide written notice of such breach to Meyer (accompanied by a statement of sufficient detail to identify the basis for the alleged breach) and an opportunity to cure within twenty (20) days, which if not cured within such time period or otherwise to StoneMor’s satisfaction, then StoneMor may pursue all rights and remedies that are available. The remedies provided herein shall be cumulative, and no single remedy shall be construed as exclusive of any other remedy. Failure or delay by either party to exercise any remedy at any time shall not operate as a waiver thereof or of any other remedy, nor shall any single or partial exercise of any such remedy preclude any other or further exercise thereof or the exercise of any other remedy hereunder for any breach of this Agreement.

8. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid, in whole or in part, such provision shall be severable and ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9. Headings. The headings contained herein are for convenience only and shall not be considered in construing or interpreting any of the provisions of this Agreement.

10. Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered, if sent by registered or certified mail (return receipt requested), (ii) when delivered, if delivered personally or (iii) on the next business day, if sent overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other address as shall be specified by like notice):

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If to StoneMor:	StoneMor Indiana LLC Attn: Paul Wainberg 311 Veterans Highway Levittown, PA 19056

If to Meyer:	Bingham McHale LLP Attn: Wayne C. Turner 2700 Market Tower 10 West Market Street Indianapolis, IN 46204

11. Modification. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the parties hereto.

12. Governing Law. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of Indiana, without regard to the principles of conflicts of laws.

13. Counterparts. This Agreement may be executed in any number of counterparts, including a facsimile thereof, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement-Not-To-Compete as of the date set forth above.

“STONEMOR” STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

“MEYER”

JAMES R. MEYER, Individually

6

EXHIBIT A-2

FORM OF STONEMOR NON-COMPETE AGREEMENT

(TOM MEYER)

Attached hereto.

AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE

(Thomas E. Meyer)

THIS AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE (this “Agreement”) is entered into this 21 st day of June, 2010 (the “Effective Date”) by and among STONEMOR INDIANA LLC, an Indiana limited liability company (“StoneMor Indiana”), STONEMOR OPERATING LLC, a Delaware limited liability company (“StoneMor Operating”), and THOMAS E. MEYER, an adult resident of the State of Indiana (“Meyer”).

WITNESSETH:

WHEREAS, StoneMor Indiana, StoneMor Operating and StoneMor Partners, L.P., a Delaware limited partnership (collectively, “StoneMor”), certain companies acquired by StoneMor (the “Acquired Companies”), and Meyer and certain other members of the Meyer family (collectively, the “Meyer Family”) have entered into that certain Settlement Agreement dated of even date herewith (the “Settlement Agreement”), pursuant to which the parties set forth their respective rights and responsibilities in connection with settlement of any and all claims of the Meyer Family related to the Acquired Companies and other businesses and assets acquired by StoneMor;

WHEREAS, it is a condition precedent to StoneMor’s obligation to perform under the Settlement Agreement that Meyer enter into a non-competition agreement related to the funeral homes, cemeteries and other related business previously owned by the Meyer Family (the “Meyer Businesses”), in substantially the form hereof; and

WHEREAS, Meyer wishes to agree to the non-competition provisions in favor of StoneMor as herein provided;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Business Locations. The following business locations (the “Business Locations”) are applicable to this Agreement:

Company and/or Business	Address
(a) Chapel Hill Associates, Inc.	2894 Patterson Rd. S.E. Grand Rapids, MI
(b) Chapel Hill Funeral Home, Inc.	10776 McKinley Hwy, Osceola, IN
(c) Covington Memorial Funeral Home, Inc.	8408 Covington Road Ft. Wayne, IN
(d) Covington Memorial Gardens, Inc.	8408 Covington Road Ft. Wayne, IN
(e) Forest Lawn Memorial Chapel, Inc.	1973 S. State Rd. 135 Greenwood, IN

(f) Forest Lawn Memory Gardens, Inc.	1973 S. State Rd. 135 Greenwood, IN
(g) StoneMor (Heritage Hills Memory Gardens of Ohio Cemetery)	7370 State Road 48 Springboro, OH
(h) StoneMor (Royal Oak Memory Gardens of Ohio Cemetery)	7217 National Rd. Brookville, OH
(i) StoneMor (Chapel Hill Memory Gardens Cemetery)	10776 McKinley Hwy Osceola, IN
(j) StoneMor (Lincoln Memory Gardens)	6851 South Indianapolis Road Whitestown, Indiana 46075
(k) StoneMor (Gill Funeral Home)	308 East Walnut Street Washington, Indiana 47501
(l) StoneMor (Gardens of Memory Cemetery, Garden View Funeral Home)	10703 / 10501 N. State Road 3 Muncie, Indiana 47303

2. Non-Competition. During the period commencing as of the date hereof and ending on December 21, 2014 (the “Term”), Meyer agrees that he shall not engage in any of the following activities within a twenty-five (25) mile radius of each of the Business Locations, unless waived in writing by StoneMor:

(a) directly or indirectly, as a partner, member, employee, advisor or agent of any partnership or joint venture, or as a trustee, officer, director, shareholder, employee, advisor or agent of any corporation, trust or other business organization or entity, own, manage, advise, encourage, support, finance, operate, join, control or participate in the ownership, management, operation or control of, or be connected in any manner with, any business involved in the cemetery or funeral home industry;

(b) induce or assist anyone in inducing any person employed by StoneMor or any Acquired Company or at any Business Location to resign or sever his/her employment or breach an employment agreement with StoneMor, any Acquired Company or any related entity which owns and operates a Business Location; or

(c) knowingly or intentionally damage or destroy the goodwill and esteem of StoneMor, any Acquired Company or any Business Location with suppliers, employees, patrons, customers and others who may at any time have or had relations with the Meyer Businesses.

Nothing contained in this section shall prevent or limit Meyer from owning up to one percent (1%) of the outstanding stock of any publicly traded company.

3. Trade Secrets and Confidential Information. Meyer understands that in the course of Meyer’s association with the Meyer Businesses, Meyer has learned of certain trade secrets and

2

other confidential information concerning the Meyer Businesses that StoneMor and the Acquired Companies desire to protect, including without limitation customer lists, management methods, operating techniques, procedures and methods, prospective acquisitions, employee lists, training manuals and procedures, personnel evaluation procedures, collection procedures, financial reports and results of operation of the Meyer Businesses (the “Confidential Information”). Meyer hereby agrees that, during the Term, Meyer shall not disclose the Confidential Information to anyone who is not affiliated with StoneMor or the Acquired Companies without the prior written consent of StoneMor, unless disclosure is required by law or court order, or otherwise use the Confidential Information during the Term to compete with StoneMor or the Acquired Companies.

Meyer’s obligation not to disclose the Confidential Information shall not apply to any Confidential Information that (a) becomes public knowledge through means other than the actions of Meyer, or (b) is furnished to Meyer, on a non-confidential basis, by a third party who is not bound by a confidentiality agreement with StoneMor or the Acquired Companies.

4. Consideration. As consideration for the promises in Sections 2 and 3 of this Agreement and as consideration for Meyer entering into the Settlement Agreement, so long as Meyer is not in breach of this Agreement, StoneMor agrees to pay to Meyer the aggregate sum of One Million Seventeen Thousand Ninety One and 00/100 Dollars ($1,017,091.00), in quarterly installments, as set forth below, on January 1, April 1, July 1 and October 1 of each year during the Term, commencing on July 1, 2010:

(a) Two Hundred Fifty Eight Thousand Sixty Eight and 00/100 Dollars ($258,068.00) during the first (1 st) year, payable in three (3) quarterly installments the first of which for Ninety Six Thousand Two Hundred Twenty Five and 37/100 Dollars ($96,225.37) payable October 1. 2010, the second installment for Ninety Seven Thousand Three Hundred Twenty Five and 63/100 Dollars ($97,325.63) payable January 1. 2011, and the third installment of Sixty Four Thousand Five Hundred Seventeen and 00/100 Dollars ($64,517.00) payable April 1. 2011.

(b) Three Hundred Three Thousand Six Hundred Nine and 00/100 Dollars ($303,609.00) during the second (2nd) year, payable in four (4) quarterly installments of Seventy Five Thousand Nine Hundred Two and 25/100 Dollars ($75,902.25) each;

(c) Three Hundred Three Thousand Six Hundred Nine and 00/100 Dollars ($303,609.00) during the third (3 rd) year, payable in four (4) quarterly installments of Seventy Five Thousand Nine Hundred Two and 25/100 Dollars ($75,902.25) each; and

(d) One Hundred Fifty One Thousand Eight Hundred Five and 00/100 Dollars ($151,805.00) during the fourth (4th) year, payable in four (4) quarterly installments of Thirty Seven Thousand Nine Hundred Fifty One and 25/100 Dollars ($37,951.25) each.

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5. Death. Meyer’s death or disability shall not affect the obligations of StoneMor hereunder in any manner. Upon Meyer’s death, StoneMor shall pay the remaining consideration as directed by the personal representative of Meyer’s estate.

6. Parties in Interest; Due on Sale. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Neither party shall assign this Agreement without the prior written consent of the other party. If Meyer dies before receiving all consideration due under this Agreement, StoneMor shall make all remaining payments to Meyer’s estate.

7. Remedies. The parties agree that in the event of either party’s breach of any provision of this Agreement, the non-breaching party shall be entitled to damages and shall be entitled to reasonable costs of litigation and attorneys’ fees incurred in the enforcement of such provision. Meyer acknowledges that a breach of this Agreement may result in irreparable damage to StoneMor, the Acquired Companies or any related entity which owns and operates a Business Location for which the Acquired Companies and StoneMor and/or such entities will not have an adequate remedy at law. Accordingly, in addition to any other remedies and damages available, Meyer further acknowledges and agrees that any of the Acquired Companies, StoneMor and any entity to operates a Business Location shall be entitled to injunctive relief hereunder to enjoin any breach of this Agreement without any requirement to post a bond or other security. However, in the event StoneMor believes that Meyer has committed a breach that is not of the nature to cause irreparable damage, then StoneMor shall provide written notice of such breach to Meyer (accompanied by a statement of sufficient detail to identify the basis for the alleged breach) and an opportunity to cure within twenty (20) days, which if not cured within such time period or otherwise to StoneMor’s satisfaction, then StoneMor may pursue all rights and remedies that are available. The remedies provided herein shall be cumulative, and no single remedy shall be construed as exclusive of any other remedy. Failure or delay by either party to exercise any remedy at any time shall not operate as a waiver thereof or of any other remedy, nor shall any single or partial exercise of any such remedy preclude any other or further exercise thereof or the exercise of any other remedy hereunder for any breach of this Agreement.

8. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid, in whole or in part, such provision shall be severable and ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9. Headings. The headings contained herein are for convenience only and shall not be considered in construing or interpreting any of the provisions of this Agreement.

10. Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered, if sent by registered or certified mail (return receipt requested), (ii) when delivered, if delivered personally or (iii) on the next business day, if sent overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other address as shall be specified by like notice):

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If to StoneMor:	StoneMor Indiana LLC Attn: Paul Wainberg 311 Veterans Highway Levittown, PA 19056

If to Meyer:	Hannon Kolas & Center Attn: Edward R. Hannon, Esq. 9001 Wesleyan Road Indianapolis, IN 46268

11. Modification. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the parties hereto.

12. Governing Law. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of Indiana, without regard to the principles of conflicts of laws.

13. Counterparts. This Agreement may be executed in any number of counterparts, including a facsimile thereof, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement-Not-To-Compete as of the date set forth above.

“STONEMOR”
STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

“MEYER”

THOMAS E. MEYER, Individually

6

EXHIBIT A-3

FORM OF STONEMOR NON-COMPETE AGREEMENT

(NANCY CADE)

Attached hereto.

AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE

(Nancy J. Cade)

THIS AMENDED AND RESTATED AGREEMENT-NOT-TO-COMPETE (this “Agreement”) is entered into this 21 st day of June, 2010 (the “Effective Date”) by and among STONEMOR INDIANA LLC, an Indiana limited liability company (“StoneMor Indiana”), STONEMOR OPERATING LLC, a Delaware limited liability company (“StoneMor Operating”), and NANCY J. CADE, an adult resident of the State of Kentucky (“Cade”).

WITNESSETH:

WHEREAS, StoneMor Indiana, StoneMor Operating and StoneMor Partners, L.P., a Delaware limited partnership (collectively, “StoneMor”), certain companies acquired by StoneMor (the “Acquired Companies”), and Cade and certain other members of the Meyer family (collectively, the “Meyer Family”) have entered into that certain Settlement Agreement dated of even date herewith (the “Settlement Agreement”), pursuant to which the parties set forth their respective rights and responsibilities in connection with settlement of any and all claims of the Meyer Family related to the Acquired Companies and other businesses and assets acquired by StoneMor;

WHEREAS, it is a condition precedent to StoneMor’s obligation to perform under the Settlement Agreement that Cade enter into a non-competition agreement related to the funeral homes, cemeteries and other related business previously owned by the Meyer Family (the “Meyer Businesses”), in substantially the form hereof; and

WHEREAS, Cade wishes to agree to the non-competition provisions in favor of StoneMor as herein provided;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Business Locations. The following business locations (the “Business Locations”) are applicable to this Agreement:

Company and/or Business	Address
(a) Chapel Hill Associates, Inc.	2894 Patterson Rd. S.E. Grand Rapids, MI
(b) Chapel Hill Funeral Home, Inc.	10776 McKinley Hwy, Osceola, IN
(c) Covington Memorial Funeral Home, Inc.	8408 Covington Road Ft. Wayne, IN
(d) Covington Memorial Gardens, Inc.	8408 Covington Road Ft. Wayne, IN
(e) Forest Lawn Memorial Chapel, Inc.	1973 S. State Rd. 135 Greenwood, IN

(f) Forest Lawn Memory Gardens, Inc.	1973 S. State Rd. 135 Greenwood, IN
(g) StoneMor (Heritage Hills Memory Gardens of Ohio Cemetery)	7370 State Road 48 Springboro, OH
(h) StoneMor (Royal Oak Memory Gardens of Ohio Cemetery)	7217 National Rd. Brookville, OH
(i) StoneMor (Chapel Hill Memory Gardens Cemetery)	10776 McKinley Hwy Osceola, IN
(j) StoneMor (Lincoln Memory Gardens)	6851 South Indianapolis Road Whitestown, Indiana 46075
(k) StoneMor (Gill Funeral Home)	308 East Walnut Street Washington, Indiana 47501
(l) StoneMor (Gardens of Memory Cemetery, Garden View Funeral Home)	10703 / 10501 N. State Road 3 Muncie, Indiana 47303

2. Non-Competition. During the period commencing as of the date hereof and ending on December 21, 2014 (the “Term”), Cade agrees that she shall not engage in any of the following activities within a twenty-five (25) mile radius of each of the Business Locations, unless waived in writing by StoneMor:

(a) directly or indirectly, as a partner, member, employee, advisor or agent of any partnership or joint venture, or as a trustee, officer, director, shareholder, employee, advisor or agent of any corporation, trust or other business organization or entity, own, manage, advise, encourage, support, finance, operate, join, control or participate in the ownership, management, operation or control of, or be connected in any manner with, any business involved in the cemetery or funeral home industry;

(b) induce or assist anyone in inducing any person employed by StoneMor or any Acquired Company or at any Business Location to resign or sever his/her employment or breach an employment agreement with StoneMor, any Acquired Company or any related entity which owns and operates a Business Location; or

(c) knowingly or intentionally damage or destroy the goodwill and esteem of StoneMor, any Acquired Company or any Business Location with suppliers, employees, patrons, customers and others who may at any time have or had relations with the Meyer Businesses.

Nothing contained in this section shall prevent or limit Cade from owning up to one percent (1%) of the outstanding stock of any publicly traded company.

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3. Trade Secrets and Confidential Information. Cade understands that in the course of Cade’s association with the Meyer Businesses, Cade has learned of certain trade secrets and other confidential information concerning the Meyer Businesses that StoneMor and the Acquired Companies desire to protect, including without limitation customer lists, management methods, operating techniques, procedures and methods, prospective acquisitions, employee lists, training manuals and procedures, personnel evaluation procedures, collection procedures, financial reports and results of operation of the Meyer Businesses (the “Confidential Information”). Cade hereby agrees that, during the Term, Cade shall not disclose the Confidential Information to anyone who is not affiliated with StoneMor or the Acquired Companies without the prior written consent of StoneMor, unless disclosure is required by law or court order, or otherwise use the Confidential Information during the Term to compete with StoneMor or the Acquired Companies.

Cade’s obligation not to disclose the Confidential Information shall not apply to any Confidential Information that (a) becomes public knowledge through means other than the actions of Cade, or (b) is furnished to Cade, on a non-confidential basis, by a third party who is not bound by a confidentiality agreement with StoneMor or the Acquired Companies.

4. Consideration. As consideration for the promises in Sections 2 and 3 of this Agreement and as consideration for Cade entering into the Settlement Agreement, so long as Cade is not in breach of this Agreement, StoneMor agrees to pay to Cade the aggregate sum of Fifty Thousand and 00/100 Dollars ($50,000.00), in quarterly installments, as set forth below, on January 1, April 1, July 1 and October 1 of each year during the Term, commencing on July 1, 2010:

(a) Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) during the first (1st) year, payable in three (3) quarterly installments the first of which for Six Thousand Two Hundred Fifty and 00/100 Dollars ($6,250.00) payable October 1. 2010, the second installment for Three Thousand One Hundred Twenty Five and 00/100 Dollars ($3,125.00) payable January 1. 2011, and the third installment of Three Thousand One Hundred Twenty Five and 00/100 Dollars ($3,125.00) payable April 1. 2011.

(b) Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) during the second (2nd) year, payable in four (4) quarterly installments of Three Thousand One Hundred Twenty Five and 00/100 Dollars ($3,125.00) each;

(c) Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) during the third (3rd) year, payable in four (4) quarterly installments of Three Thousand One Hundred Twenty Five and 00/100 Dollars ($3,125.00) each; and

(d) Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00) during the fourth (4th) year, payable in four (4) quarterly installments of Three Thousand One Hundred Twenty Five and 00/100 Dollars ($3,125.00) each.

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5. Death. Cade’s death or disability shall not affect the obligations of StoneMor hereunder in any manner. Upon Cade’s death, StoneMor shall pay the remaining consideration as directed by the personal representative of Cade’s estate.

6. Parties in Interest; Due on Sale. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Neither party shall assign this Agreement without the prior written consent of the other party. If Cade dies before receiving all consideration due under this Agreement, StoneMor shall make all remaining payments to Cade’s estate.

7. Remedies. The parties agree that in the event of either party’s breach of any provision of this Agreement, the non-breaching party shall be entitled to damages and shall be entitled to reasonable costs of litigation and attorneys’ fees incurred in the enforcement of such provision. Cade acknowledges that a breach of this Agreement may result in irreparable damage to StoneMor, the Acquired Companies or any related entity which owns and operates a Business Location for which the Acquired Companies and StoneMor and/or such entities will not have an adequate remedy at law. Accordingly, in addition to any other remedies and damages available, Cade further acknowledges and agrees that any of the Acquired Companies, StoneMor and any entity to operates a Business Location shall be entitled to injunctive relief hereunder to enjoin any breach of this Agreement without any requirement to post a bond or other security. However, in the event StoneMor believes that Cade has committed a breach that is not of the nature to cause irreparable damage, then StoneMor shall provide written notice of such breach to Cade (accompanied by a statement of sufficient detail to identify the basis for the alleged breach) and an opportunity to cure within twenty (20) days, which if not cured within such time period or otherwise to StoneMor’s satisfaction, then StoneMor may pursue all rights and remedies that are available. The remedies provided herein shall be cumulative, and no single remedy shall be construed as exclusive of any other remedy. Failure or delay by either party to exercise any remedy at any time shall not operate as a waiver thereof or of any other remedy, nor shall any single or partial exercise of any such remedy preclude any other or further exercise thereof or the exercise of any other remedy hereunder for any breach of this Agreement.

8. Severability. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited or invalid, in whole or in part, such provision shall be severable and ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

9. Headings. The headings contained herein are for convenience only and shall not be considered in construing or interpreting any of the provisions of this Agreement.

10. Notices. Unless otherwise provided for herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered, if sent by registered or certified mail (return receipt requested), (ii) when delivered, if delivered personally or (iii) on the next business day, if sent overnight mail or overnight courier, in each case to the parties at the following addresses (or at such other address as shall be specified by like notice):

4

If to StoneMor:	StoneMor Indiana LLC Attn: Paul Wainberg 311 Veterans Highway Levittown, PA 19056

If to Cade:	Bingham McHale LLP Attn: Wayne C. Turner 2700 Market Tower 10 West Market Street Indianapolis, IN 46204

11. Modification. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect thereto. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the parties hereto.

12. Governing Law. This Agreement shall be governed by, interpreted under and construed in accordance with the laws of the State of Indiana, without regard to the principles of conflicts of laws.

13. Counterparts. This Agreement may be executed in any number of counterparts, including a facsimile thereof, each of which shall be deemed an original and all of which together shall constitute one instrument.

[Remainder of page intentionally left blank]

5

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Agreement-Not-To-Compete as of the date set forth above.

“STONEMOR”
STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

“CADE”

NANCY J. CADE, Individually

6

EXHIBIT A-4

COMPUTATION OF ADDITIONAL DEFERRED CONSIDERATION

The Additional Deferred Consideration, if any, to be paid to each member of the Meyer Family who receives Units under the Agreement at the Closing, shall be computed pursuant to the following formula:

1. Compute the number of Units issued at the Closing to such member of the Meyer Family.

2. Multiply the result of Clause 1 by two dollars and twenty cents ($2.20).

3. The result of Clause 2, less the subtraction factor described in Clause 5 below, shall be the Additional Deferred Consideration, if any, payable on the four (4) true-up dates (as defined in Clause 4 below) to such member of the Meyer Family so long as they, or through gift another member of the Meyer Extended Family, own the Units issued to them at the Closing, both of record and beneficially, no other person has any economic interest in such Units, and there is no short position or other hedge position in or with respect to such Units.

4. The Additional Deferred Consideration, if any, shall be paid annually for four (4) years commencing on July 1, 2011 and thereafter on July 1, 2012, July 1, 2013, and July 1, 2014, each of which date shall be deemed the true-up date for such year. The payment, if any, shall be made in cash.

5. The subtraction factor shall be computed as follows: compute the amount of cash dividends or other cash distributions received with respect to such Units by such member of the Meyer Family (or Meyer Extended Family, as applicable) from and after the later of the Closing Date or the last true-up date and prior to each payment date as described in Clause 4 above. It is understood and agreed that if the result of subtracting the subtraction factor from the Additional Deferred Consideration to be paid on any given payment date is either zero or negative, no payment of Additional Deferred Consideration shall be due on such payment date. Likewise, if the subtraction factor produces a negative figure, such negative figure shall be considered in computing the subtraction factor for subsequent payment dates.

EXHIBIT B-1

FORM OF STONEMOR CLOSING NOTE

(FRED MEYER)

Attached hereto.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE

(STONEMOR CLOSING NOTE)

FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO

THE ESTATE OF FRED W. MEYER, JR.

$1,888,451.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay to FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO THE ESTATE OF FRED W. MEYER, JR. (“Lender”), in lawful money of the United States of America and Units (as defined in the Agreement as defined below), at 15226 Long Cove Blvd, Carmel, Indiana 46033, or at such other place as the holder hereof may designate by written notice, the principal sum of One Million Eight Hundred Eighty Eight Thousand Four Hundred Fifty One and 00/100 Dollars ($1,888,451.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”).

This Note, together with the StoneMor Installment Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of One Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii) Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable ON DEMAND at Closing as set forth in the Agreement and shall be payable in accordance with the terms of this paragraph. Maker shall deliver, or cause to be delivered, to Lender at Closing: (a) the number of Units necessary to equal an aggregate value of One Million Seven Hundred Thirty Three Thousand Two Hundred Seventy Eight and 00/100 Dollars ($1,733,278.00), as determined at Closing pursuant to the Agreement, representing the Note Unit Payment to Lender, and (b) One Hundred Fifty Five Thousand One Hundred Seventy Three and 00/100 Dollars ($155,173.00), representing the Note Cash Closing Payment to Lender. Upon Lender’s receipt of such Note Unit Payment and such Note Cash Closing Payment, this Note will be paid and satisfied in full.

No interest shall accrue on the principal balance of this Note.

Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker. Any purported transfer or assignment made in violation hereof shall be void.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

2

[Remainder of page intentionally left blank]

3

IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

4

EXHIBIT B-2

FORM OF STONEMOR CLOSING NOTE

(JIM MEYER)

Attached hereto.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE

(STONEMOR CLOSING NOTE)

JAMES R. MEYER

$1,629,124.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay to JAMES R. MEYER, an adult resident of the State of Indiana (“Lender”), in Units (as defined in the Agreement as defined below), at 15226 Long Cove Blvd, Carmel, Indiana 46033, or at such other place as the holder hereof may designate by written notice, the principal sum of One Million Six Hundred Twenty Nine Thousand One Hundred Twenty Four and 00/100 Dollars ($1,629,124.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”).

This Note, together with the StoneMor Installment Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of One Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii) Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable ON DEMAND at Closing as set forth in the Agreement and shall be payable in accordance with the terms of this paragraph. Maker shall deliver, or cause to be delivered, to Lender at Closing the number of Units necessary to equal an aggregate value of One Million Six Hundred Twenty Nine Thousand

One Hundred Twenty Four and 00/100 Dollars ($1,629,124.00), as determined at Closing pursuant to the Agreement, representing the Note Unit Payment to Lender. Upon Lender’s receipt of such Note Unit Payment this Note will be paid and satisfied in full.

No interest shall accrue on the principal balance of this Note.

Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker. Any purported transfer or assignment made in violation hereof shall be void.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

3

EXHIBIT B-3

FORM OF STONEMOR CLOSING NOTE

(TOM MEYER)

Attached hereto.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE

(STONEMOR CLOSING NOTE)

THOMAS E. MEYER

$1,695,656.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay to THOMAS E. MEYER, an adult resident of the State of Indiana (“Lender”), in Units (as defined in the Agreement as defined below), at                                         , or at such other place as the holder hereof may designate by written notice, the principal sum of One Million Six Hundred Ninety Five Thousand Six Hundred Fifty Six and 00/100 Dollars ($1,695,656.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”).

This Note, together with the StoneMor Installment Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of One Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii) Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable ON DEMAND at Closing as set forth in the Agreement and shall be payable in accordance with the terms of this paragraph. Maker shall deliver, or cause to be delivered, to Lender at Closing the number of Units necessary to equal an aggregate value of One Million Six Hundred Ninety Five Thousand Six Hundred Fifty Six and 00/100 Dollars ($1,695,656.00), as determined at Closing pursuant to the Agreement, representing the Note Unit Payment to Lender. Upon Lender’s receipt of such Note Unit Payment, this Note will be paid and satisfied in full.

No interest shall accrue on the principal balance of this Note.

Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker. Any purported transfer or assignment made in violation hereof shall be void.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

3

EXHIBIT B-4

FORM OF STONEMOR CLOSING NOTE

(NANCY CADE)

Attached hereto.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE

(STONEMOR CLOSING NOTE)

NANCY J. CADE

$574,116.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay to NANCY J. CADE, an adult resident of the State of Kentucky (“Lender”), in lawful money of the United States of America and Units (as defined in the Agreement as defined below), at 155 Walnut Dr, Pikeville, Kentucky 41501, or at such other place as the holder hereof may designate by written notice, the principal sum of Five Hundred Seventy Four Thousand One Hundred Sixteen and 00/100 Dollars ($574,116.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”).

This Note, together with the StoneMor Installment Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of One Million Three Hundred Six Thousand Eight Hundred Ninety-Six and 97/100 Dollars ($1,306,896.97) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii) Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable ON DEMAND at Closing as set forth in the Agreement and shall be payable in accordance with the terms of this paragraph. Maker shall deliver, or cause to be delivered, to Lender at Closing: (a) the number of

Units necessary to equal an aggregate value of Five Hundred Twenty Six Thousand Nine Hundred Forty Two and 00/100 Dollars ($526,942.00), as determined at Closing pursuant to the Agreement, representing the Note Unit Payment to Lender, and (b) Forty Seven Thousand One Hundred Seventy Four and 00/100 Dollars ($47,174.00), representing the Note Cash Closing Payment to Lender. Upon Lender’s receipt of such Note Unit Payment and such Note Cash Closing Payment, this Note will be paid and satisfied in full.

No interest shall accrue on the principal balance of this Note.

Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker. Any purported transfer or assignment made in violation hereof shall be void.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

[Remainder of page intentionally left blank]

2

IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

3

EXHIBIT B-5

FORM OF STONEMOR INSTALLMENT NOTE

(FRED MEYER)

Attached hereto.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN (1) THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 21, 2010 AMONG BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, AS ADMINISTRATIVE AGENT, THE LENDER (AS DEFINED BELOW) AND THE OTHER PARTIES THERETO, AND (2) THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 21, 2010 AMONG THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, PRUCO LIFE INSURANCE COMPANY, THE LENDER AND THE OTHER PARTIES THERETO, TO THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENTS); AND EACH HOLDER OF THIS NOTE SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE

(STONEMOR INSTALLMENT NOTE)

FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO

THE ESTATE OF FRED W. MEYER, JR.

$1,039,656.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010
Maturity Date: April 1, 2014

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay on or before April 1, 2014 (the “Maturity Date”), to FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO THE ESTATE OF FRED W. MEYER, JR. (“Lender”), in lawful money of the United States of America, at 15226 Long Cove Blvd, Carmel, Indiana 46033, or at such other place or to such other party as the holder hereof may from time to time designate by written notice, the principal sum of One Million Thirty Nine Thousand Six Hundred Fifty Six and 00/100 Dollars ($1,039,656.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”), and to pay interest thereon to the extent provided in this Note.

This Note, together with the StoneMor Closing Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of Two Million Nine Hundred Thirty Seven Thousand Nine Hundred Sixty One and 07/100 Dollars ($2,937,961.07) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii)

Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable as follows in quarterly installments as set forth below, on January 1, April 1, July 1 and October 1 of each year (“year” shall mean the four (4) calendar quarters, commencing on the first (1st) day of the first (1st) calendar quarter following Closing and each such date thereafter):

(a) Two Hundred Sixty Three Thousand Seven Hundred Ninety Three and 00/100 Dollars ($263,793.00) during the first (1st) year, payable in three (3) quarterly installments as follows (no installment shall be due in the second quarter of the first (1st) year):

i. A first quarter installment in the amount of One Hundred Ninety Two Thousand Four Hundred Fifty and 75/100 Dollars ($192,450.75);

ii. A third quarter installment in the amount of Five Thousand Three Hundred Ninety Three and 99/100 Dollars ($5,393.99) each; and

iii. A fourth quarter installment in the amount of Sixty Five Thousand Nine Hundred Forty Eight and 26/100 Dollars ($65,948.26).

(b) Three Hundred Ten Thousand Three Hundred Forty Five and 00/100 Dollars ($310,345.00) during the second (2nd) year, payable in four (4) quarterly installments of Seventy Seven Thousand Five Hundred Eighty Six and 25/100 Dollars ($77,586.25) each; and

(c) Three Hundred Ten Thousand Three Hundred Forty Five and 00/100 Dollars ($310,345.00) during the third (3rd) year, payable in four (4) quarterly installments of Seventy Seven Thousand Five Hundred Eighty Six and 25/100 Dollars ($77,586.25) each; and

(d) One Hundred Fifty Five Thousand One Hundred Seventy Three and 00/100 Dollars ($155,173.00) during the fourth (4th) year, payable in four (4) quarterly installments of Thirty Eight Thousand Seven Hundred Ninety Three and 25/100 Dollars ($38,793.25) each.

Any outstanding principal and accrued interest shall be due and payable in full on the Maturity Date. So long as no Event of Default shall have occurred and be continuing, no interest shall accrue on the principal balance of this Note.

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Maker may prepay any amount due under this Note at any time and from time to time, without premium or penalty.

Maker shall be in default upon the occurrence of any one or more of any of the following events (each, an “Event of Default”): (1) Maker shall fail to pay when due any amount owed under this Note, and such failure continues for thirty (30) days after Lender notifies Maker thereof in writing, provided, however, that the exercise by Maker of its right of setoff described in Section 19 of the Agreement in good faith, whether or not ultimately determined to be justified, will not constitute an Event of Default; or (2) if, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case (or an order for relief shall be entered in such case), (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official or (iv) make an assignment for the benefit of its creditors; or (5) if a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker’s properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within ninety (90) days.

After the Maturity Date or while there exists any uncured Event of Default, or the exercise by Lender of any remedies following the occurrence and during the continuance of any Event of Default, interest on that portion of the outstanding principal balance of this Note then due shall accrue at a per annum rate equal to ten and a quarter of a percent (10.25%) (the “Default Rate”), and all such interest shall be due and payable on demand and compounded annually. In addition, upon the occurrence of an Event of Default described in clause (2) of the preceding paragraph, the entire outstanding principal balance of this Note shall automatically become immediately due and payable. This Note may not be accelerated for any other reason.

Upon the occurrence and during the continuance of an Event of Default, all payments under this Note shall be applied to the payment of accrued and unpaid interest, if any, the principal balance outstanding under this Note and any other sums payable to Lender under this Note, in such order and in such amounts as Lender shall determine in his sole discretion. In the absence of an Event of Default, all payments under this Note shall be applied to the principal balance outstanding under this Note. Any interest accruing under this Note shall be calculated on the basis of a three hundred sixty-five (365) day year over the actual number of days elapsed.

All amounts payable by Maker to Lender under this Note shall be without relief from valuation and appraisement laws and, following the occurrence of an Event of Default, with reasonable costs of collection, including attorneys’ fees. If any payment of principal of or interest on this Note falls due on a day which is not a business day, the due date shall be extended to the next succeeding business day.

Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree

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that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker; provided, however, Lender may assign all or a portion of its rights under this Note to one or more members of the Meyer Extended Family at any time upon not less than ten (10) business days’ prior notice to Maker or, upon the death of Lender or any future holder hereof, to such holder’s lawful heir(s). Any purported transfer or assignment made in violation hereof shall be void.

The rights or remedies of Lender or any future holder hereof as provided in this Note and the Transaction Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together.

Notwithstanding anything herein or in the Transaction Documents to the contrary, no provision contained herein and no provision contained in any of the Transaction Documents which purports to obligate Maker to pay any amount of interest or any fees, costs, or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it requires the payment of any interest or other sums in excess of such maximum and, if any such provision is in contravention of any such law, such provision shall be deemed amended to conform thereto.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Maker shall have the right to withhold and setoff against any amount due hereunder the amount of any claim for indemnification or payment of damagers to which Maker or StoneMor Partners may be entitled under the Agreement.

Maker, together with any endorser, co-signor, guarantor or surety of this Note, agrees to pay, and save Lender or any future holder of this Note harmless against, any liability for the payment of any reasonable costs and expenses, including reasonable attorneys’ fees, arising or incurred in connection with the collection of any indebtedness evidenced hereby upon the occurrence and during the continuance of an Event of Default. Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION,

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STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

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IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

6

EXHIBIT B-6

FORM OF STONEMOR INSTALLMENT NOTE

(NANCY CADE)

Attached hereto.

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN (1) THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 21, 2010 AMONG BANK OF AMERICA, N.A., A NATIONAL BANKING ASSOCIATION, AS ADMINISTRATIVE AGENT, THE LENDER (AS DEFINED BELOW) AND THE OTHER PARTIES THERETO, AND (2) THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF JUNE 21, 2010 AMONG THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, PRUCO LIFE INSURANCE COMPANY, THE LENDER AND THE OTHER PARTIES THERETO, TO THE SENIOR DEBT (AS DEFINED IN THE SUBORDINATION AGREEMENTS); AND EACH HOLDER OF THIS NOTE SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY COMPARABLE STATE SECURITIES LAW. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH HEREIN.

REPLACEMENT PROMISSORY NOTE
(STONEMOR INSTALLMENT NOTE)

Nancy J. Cade

$266,071.00	Original Notes Effective Date: December 21, 2004
Replacement Note Effective Date: June 21, 2010
Maturity Date: April 1, 2014

FOR VALUE RECEIVED, STONEMOR INDIANA LLC, an Indiana limited liability company, and STONEMOR OPERATING LLC, a Delaware limited liability company, as joint and several co-makers (individually and together, “Maker”), hereby promise to pay on or before April 1, 2014 (the “Maturity Date”), to Nancy J. Cade, an adult resident of the State of Kentucky (“Lender”), in lawful money of the United States of America, at 155 Walnut Dr, Pikeville, Kentucky 41501, or at such other place or to such other party as the holder hereof may from time to time designate by written notice, the principal sum of Two Hundred Sixty Six Thousand Seventy One and 00/100 Dollars ($266,071.00), or as much thereof as may then be outstanding under this Replacement Promissory Note (this “Note”), and to pay interest thereon to the extent provided in this Note.

This Note, together with the StoneMor Closing Note (as defined in the Agreement defined below) issued to Lender on the date hereof, amends, restates, supersedes, replaces, extinguishes and constitutes a novation of: (i) in its entirety, that certain Promissory Note in the original principal sum of Six Hundred Seventy Eight Thousand Four Hundred Fifty Two and 98/100 Dollars ($678,452.98) executed by Ansure Mortuaries of Indiana, LLC, an Indiana limited liability company, in favor of Lender dated December 21, 2004; and (ii) Lender’s share of that certain Promissory Note in the original principal sum of One Million One Hundred Sixty-Seven Thousand Eight Hundred Eighty-Three and 00/100 Dollars ($1,167,883.00) executed by

Forest Lawn Funeral Home Properties, LLC, an Indiana limited liability company, in favor of F.T.J. Meyer Associates, LLC, an Indiana limited liability company (“FTJ”), dated December 21, 2004, which was subsequently assigned, in part, to Lender by FTJ (together, the “Original Notes”), and evidences the indebtedness owed by Maker to Lender pursuant to the terms of that certain Settlement Agreement dated of even date herewith by and among Maker, Lender and various other individuals and entities related to the foregoing parties (the “Agreement”). Reference is made to the Agreement for definitions of capitalized terms used but not otherwise defined herein.

The obligations of Maker evidenced by this Note are unsecured.

The outstanding principal balance of this Note shall be due and payable as follows in quarterly installments as set forth below, on January 1, April 1, July 1 and October 1 of each year (“year” shall mean the four (4) calendar quarters, commencing on the first (1st) day of the first (1st) calendar quarter following Closing and each such date thereafter):

(a) Sixty Seven Thousand Six Hundred Ninety Seven and 00/100 Dollars ($67,697.00) during the first (1st) year, payable in four (4) quarterly installments as follows:

i. A first quarter installment in the amount of Twenty Thousand Forty Nine and 25/100 Dollars ($20,049.25);

ii. A second quarter installment in the amount of Thirteen Thousand Seven Hundred Ninety Nine and 25/100 Dollars ($13,799.25) each;

iii. A third quarter installment in the amount of Sixteen Thousand Nine Hundred Twenty Four and 25/100 Dollars ($16,924.25); and

iv. A fourth quarter installment in the amount of Sixteen Thousand Nine Hundred Twenty Four and 25/100 Dollars ($16,924.25).

(b) Eighty One Thousand Eight Hundred Fifty and 00/100 Dollars ($81,850.00) during the second (2nd) year, payable in four (4) quarterly installments of Twenty Thousand Four Hundred Sixty Two and 50/100 Dollars ($20,462.50) each; and

(c) Eighty One Thousand Eight Hundred Fifty and 00/100 Dollars ($81,850.00) during the third (3rd) year, payable in four (4) quarterly installments of Twenty Thousand Four Hundred Sixty Two and 50/100 Dollars ($20,462.50) each; and

(d) Thirty Four Thousand Six Hundred Seventy Four and 00/100 Dollars ($34,674.00) during the fourth (4th) year, payable in four (4) quarterly installments of Eight Thousand Six Hundred Sixty Eight and 50/100 Dollars ($8,668.50) each.

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Any outstanding principal and accrued interest shall be due and payable in full on the Maturity Date. So long as no Event of Default shall have occurred and be continuing, no interest shall accrue on the principal balance of this Note.

Maker may prepay any amount due under this Note at any time and from time to time, without premium or penalty.

Maker shall be in default upon the occurrence of any one or more of any of the following events (each, an “Event of Default”): (1) Maker shall fail to pay when due any amount owed under this Note, and such failure continues for thirty (30) days after Lender notifies Maker thereof in writing, provided, however, that the exercise by Maker of its right of setoff described in Section 19 of the Agreement in good faith, whether or not ultimately determined to be justified, will not constitute an Event of Default; or (2) if, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding, (ii) consent to the entry of an order for relief against it in an involuntary case (or an order for relief shall be entered in such case), (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official or (iv) make an assignment for the benefit of its creditors; or (5) if a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for Maker or substantially all of Maker’s properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within ninety (90) days.

After the Maturity Date or while there exists any uncured Event of Default, or the exercise by Lender of any remedies following the occurrence and during the continuance of any Event of Default, interest on that portion of the outstanding principal balance of this Note then due shall accrue at a per annum rate equal to ten and a quarter of a percent (10.25%) (the “Default Rate”), and all such interest shall be due and payable on demand and compounded annually. In addition, upon the occurrence of an Event of Default described in clause (2) of the preceding paragraph, the entire outstanding principal balance of this Note shall automatically become immediately due and payable. This Note may not be accelerated for any other reason.

Upon the occurrence and during the continuance of an Event of Default, all payments under this Note shall be applied to the payment of accrued and unpaid interest, if any, the principal balance outstanding under this Note and any other sums payable to Lender under this Note, in such order and in such amounts as Lender shall determine in his sole discretion. In the absence of an Event of Default, all payments under this Note shall be applied to the principal balance outstanding under this Note. Any interest accruing under this Note shall be calculated on the basis of a three hundred sixty-five (365) day year over the actual number of days elapsed.

All amounts payable by Maker to Lender under this Note shall be without relief from valuation and appraisement laws and, following the occurrence of an Event of Default, with reasonable costs of collection, including attorneys’ fees. If any payment of principal of or interest on this Note falls due on a day which is not a business day, the due date shall be extended to the next succeeding business day.

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Maker and all endorsers, sureties and guarantors hereof severally waive demand, presentment for payment, notice of dishonor, protest and notice of protest, and expressly agree that this Note and any payment coming due under it may be extended from time to time without in any way affecting their liability hereunder. This Note shall be the joint and several obligation of all makers, sureties, guarantors, and endorsers, and shall be binding upon them and their successors and assigns.

This Note is not negotiable and may not be transferred or assigned by Lender without the prior written consent of Maker; provided, however, Lender may assign all or a portion of its rights under this Note to one or more members of the Meyer Extended Family at any time upon not less than ten (10) business days’ prior notice to Maker or, upon the death of Lender or any future holder hereof, to such holder’s lawful heir(s). Any purported transfer or assignment made in violation hereof shall be void.

The rights or remedies of Lender or any future holder hereof as provided in this Note and the Transaction Documents shall be cumulative and concurrent, and may be pursued singly, successively, or together.

Notwithstanding anything herein or in the Transaction Documents to the contrary, no provision contained herein and no provision contained in any of the Transaction Documents which purports to obligate Maker to pay any amount of interest or any fees, costs, or expenses which are in excess of the maximum permitted by applicable law, shall be effective to the extent that it requires the payment of any interest or other sums in excess of such maximum and, if any such provision is in contravention of any such law, such provision shall be deemed amended to conform thereto.

Maker hereby certifies that the person(s) executing this Note for and on behalf of Maker is duly empowered by Maker and has been duly authorized by all necessary action on the part of Maker to execute and deliver this Note for and on behalf of Maker.

Maker shall have the right to withhold and setoff against any amount due hereunder the amount of any claim for indemnification or payment of damagers to which Maker or StoneMor Partners may be entitled under the Agreement.

Maker, together with any endorser, co-signor, guarantor or surety of this Note, agrees to pay, and save Lender or any future holder of this Note harmless against, any liability for the payment of any reasonable costs and expenses, including reasonable attorneys’ fees, arising or incurred in connection with the collection of any indebtedness evidenced hereby upon the occurrence and during the continuance of an Event of Default. Time is of the essence of this Note.

THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF INDIANA, WITHOUT REGARD TO

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PRINCIPLES OF CONFLICTS OF LAW. MAKER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF MARION, STATE OF INDIANA, OR THE FEDERAL COURTS WHOSE VENUE INCLUDES THE COUNTY OF MARION, STATE OF INDIANA, OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. MAKER AND LENDER, BY ITS ACCEPTANCE HEREOF, WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE RIGHT TO A TRIAL BY JURY AND ANY RIGHT EITHER PARTY MAY HAVE TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS PARAGRAPH.

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IN WITNESS WHEREOF, Maker has executed this Replacement Promissory Note as of the date set forth above.

“MAKER”

STONEMOR INDIANA LLC

By:
Printed:
Title:

STONEMOR OPERATING LLC

By:
Printed:
Title:

6

EXHIBIT C

FORM OF MORTGAGE RELEASE

Attached hereto.

Prepared by and upon recording return to:

Patricia E. Primmer, Esq.

May Oberfell Lorber

4100 Edison Lakes Parkway, Suite 100

Mishawaka, Indiana 46545

RELEASE OF REAL ESTATE MORTGAGE

On December 21, 2004,                                 , an Indiana corporation, executed a Real Estate Mortgage granting Fred W. Meyer, Jr., James R. Meyer, Thomas E. Meyer and Nancy Jean Cade, a mortgage lien in the amount of $                     in the real property described in Exhibit “A” (the “Mortgage”).

The Mortgage was recorded with the                          Recorder on                          as Instrument                 .

The Mortgage is hereby released and forever discharged.

Fred W. Meyer, Jr.	James R. Meyer

Thomas E. Meyer	Nancy Jean Cade

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STATE OF                          )

                                              ) ss:

                     COUNTY       )

Before me, the undersigned, a notary public, in and for said county and state, this              day of                        , 2010, came Fred W. Meyer, Jr. and acknowledged the execution and veracity of the foregoing instrument.

WITNESS my hand and official seal.

My commission expires:

(Signature)

(Printed or Typed)

(County of Residence)

2

STATE OF                          )

                                              ) ss:

                     COUNTY       )

Before me, the undersigned, a notary public, in and for said county and state, this          day of                             , 2010, came James R. Meyer, and acknowledged the execution and veracity of the foregoing instrument.

WITNESS my hand and official seal.

My commission expires:

(Signature)

(Printed or Typed)

(County of Residence)

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STATE OF                          )

                                              ) ss:

                     COUNTY       )

Before me, the undersigned, a notary public, in and for said county and state, this          day of                             , 2010, came Thomas E. Meyer and acknowledged the execution and veracity of the foregoing instrument.

WITNESS my hand and official seal.

My commission expires:

(Signature)

(Printed or Typed)

(County of Residence)

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STATE OF                          )

                                              ) ss:

                     COUNTY       )

Before me, the undersigned, a notary public, in and for said county and state, this          day of                             , 2010, came Nancy Jean Cade and acknowledged the execution and veracity of the foregoing instrument.

WITNESS my hand and official seal.

My commission expires:

(Signature)

(Printed or Typed)

(County of Residence)

This instrument was prepared by Patricia E. Primmer (6505-71), May Oberfell Lorber, 4100 Edison Lakes Parkway, Suite 100 Mishawaka, IN 46545 (574) 243-4100, Member St. Joseph County Indiana Bar Association.

I affirm, under the penalties for perjury, that I have taken reasonable care to redact each Social Security number in this document, unless required by law (Patricia E. Primmer).

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EXHIBIT “A”

6

EXHIBIT D-1

FORM OF SUBORDINATION AGREEMENT

(FRED MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(FRED W. MEYER, JR.)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among the Purchasers (as defined below), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), StoneMor Indiana LLC, an Indiana limited liability company (“SI”), StoneMor Indiana Subsidiary LLC, an Indiana limited liability company (“SIS”) and Ohio Cemetery Holdings, Inc., an Ohio non-profit corporation (“OCH” and together with the Company, SI and SIS, the “Buyer”), and Fred W. Meyer, Jr. by James R. Meyer as special administrator to the estate of Fred W. Meyer, Jr. (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, the “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007 (as amended, restated, supplemented or modified from time to time, the “Note Purchase Agreement”), by and among the purchasers of notes issued thereunder (the “Purchasers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), the Parent, the Company, the Subsidiaries of the Company set forth on the signature pages thereto (together with the Company, the “Issuers” and, together with the General Partner and the Parent, collectively the “Credit Parties”), the Purchasers agreed, inter alia, to purchase (i) $35,000,000 of the Existing Issuers’ 11.00% Series B Senior Secured Notes due 2012 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (ii) $17,500,000 of the Existing Issuers’ 11.00% Senior Secured Series C Notes due 2012 (the “Series C Notes” and, together with the Series B Notes, the “Existing Notes”), and to provide additional credit facilities on a secured basis.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Parent (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, James R. Meyer, a natural individual, Thomas E. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”) pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Parent to issue $5,585,000 of unregistered common units of the Parent to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), $1,039,656 of which, as of the date hereof, is payable under a note in favor of the Subordinated Creditor, and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”);

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Note Purchase Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of the Required Holders.

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, the Purchasers have required that the Subordinated Creditor enter into this Agreement with the Purchasers.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions.

a. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to any Purchaser, under the Shelf Notes and the Note Purchase Agreement, together with any other Obligations, whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become

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due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest, Make-Whole Amount and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

b. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement or the Intercreditor Agreement (as defined in the Note Purchase Agreement), as applicable.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Note Purchase Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default has occurred and is continuing at any time a regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Note Purchase Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of the Required Holders).

b. Security Interest. Notwithstanding anything to the contrary

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contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in Section 3, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Collateral Agent, for the benefit of the Secured Creditors, in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Collateral Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor, and the Subordinated Creditor shall not exercise any rights in respect of such collateral.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in this Section 3, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Collateral Agent, for the benefit of the Secured Creditors. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Collateral Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Collateral Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or bankruptcy or other proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or

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other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Purchasers, until all of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Purchasers have received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Purchasers all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Purchasers in order to enable each of the Purchasers to enforce all of its rights hereunder and all claims of such Purchaser upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, each Purchaser is hereby authorized, empowered and appointed to execute and perform the same on behalf of the Subordinated Creditor. Without limiting the generality of the foregoing, the Subordinated Creditor hereby irrevocably authorizes, empowers and appoints each of the Purchasers until the Senior Debt has been paid in full and all financing arrangements between the Credit Parties and the Purchasers under the Shelf Notes and the Note Purchase Agreement shall have been terminated as its agent and attorney in fact to execute, verify, deliver and file proofs of claim with respect to the Subordinated Debt upon the failure of the Subordinated Creditor to do so prior to fifteen (15) days before the expiration of the time to file any such proof of claim; provided that no Purchaser shall have any obligation to execute, verify, deliver, and/or file any such proof of claim.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Purchasers, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Me yers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this Agreement.

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8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Note Purchase Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of the Required Holders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Note Purchase Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Purchasers Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Purchasers and other holders of Senior Debt may continue to hold the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by any Purchaser or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the rights of any Purchaser or other holder of Senior Debt under this Agreement. Each Purchaser and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement are within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to each of the Purchasers a written acknowledgment that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Required Holders, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

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14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

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IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

FRED W. MEYER, JR.

By:
Printed: JAMES R. MEYER as Special Administrator of the Estate of Fred W. Meyer, Jr.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name: Title:

PRUCO LIFE INSURANCE COMPANY

By:
Name: Title:

ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.
By:	STONEMOR GP LLC its General Partner

By:
Name: Paul Waimberg
Title: Vice President

STONEMOR OPERATING LLC

By:
Name: Paul Waimberg
Title: Vice President

STONEMOR INDIANA LLC

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By:
Name: Paul Waimberg
Title: Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name: Paul Waimberg
Title: Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name: Paul Waimberg
Title: Vice President

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EXHIBIT D-2

FORM OF SUBORDINATION AGREEMENT

(JIM MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(JAMES R. MEYER)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among the Purchasers (as defined below), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), StoneMor Indiana LLC, an Indiana limited liability company (“SI”), StoneMor Indiana Subsidiary LLC, an Indiana limited liability company (“SIS”) and Ohio Cemetery Holdings, Inc., an Ohio non-profit corporation (“OCH” and together with the Company, SI and SIS, the “Buyer”), and James R. Meyer, an adult resident of the State of Indiana (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, the “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007 (as amended, restated, supplemented or modified from time to time, the “Note Purchase Agreement”), by and among the purchasers of notes issued thereunder (the “Purchasers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), the Parent, the Company, the Subsidiaries of the Company set forth on the signature pages thereto (together with the Company, the “Issuers” and, together with the General Partner and the Parent, collectively the “Credit Parties”), the Purchasers agreed, inter alia, to purchase (i) $35,000,000 of the Existing Issuers’ 11.00% Series B Senior Secured Notes due 2012 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (ii) $17,500,000 of the Existing Issuers’ 11.00% Senior Secured Series C Notes due 2012 (the “Series C Notes” and, together with the Series B Notes, the “Existing Notes”), and to provide additional credit facilities on a secured basis.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Parent (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., Thomas E. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”) pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Parent to issue $5,585,000 of unregistered common units of the Parent to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), and (iv) pay the following amounts to the Meyer Family thereafter:

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$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $977,182 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

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reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Note Purchase Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of the Required Holders.

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, the Purchasers have required that the Subordinated Creditor enter into this Agreement with the Purchasers.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions.

a. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to any Purchaser, under the Shelf Notes and the Note Purchase Agreement, together with any other Obligations, whether primary or secondary, direct or

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indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest, Make-Whole Amount and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

b. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement or the Intercreditor Agreement (as defined in the Note Purchase Agreement), as applicable.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Note Purchase Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default has occurred and is continuing at any time a regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Note Purchase Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of the Required Holders).

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b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in Section 3, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Collateral Agent, for the benefit of the Secured Creditors, in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Collateral Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor, and the Subordinated Creditor shall not exercise any rights in respect of such collateral.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in this Section 3, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Collateral Agent, for the benefit of the Secured Creditors. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Collateral Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Collateral Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or bankruptcy or other proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer

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Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Purchasers, until all of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Purchasers have received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Purchasers all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Purchasers in order to enable each of the Purchasers to enforce all of its rights hereunder and all claims of such Purchaser upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, each Purchaser is hereby authorized, empowered and appointed to execute and perform the same on behalf of the Subordinated Creditor. Without limiting the generality of the foregoing, the Subordinated Creditor hereby irrevocably authorizes, empowers and appoints each of the Purchasers until the Senior Debt has been paid in full and all financing arrangements between the Credit Parties and the Purchasers under the Shelf Notes and the Note Purchase Agreement shall have been terminated as its agent and attorney in fact to execute, verify, deliver and file proofs of claim with respect to the Subordinated Debt upon the failure of the Subordinated Creditor to do so prior to fifteen (15) days before the expiration of the time to file any such proof of claim; provided that no Purchaser shall have any obligation to execute, verify, deliver, and/or file any such proof of claim.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Purchasers, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this

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Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Note Purchase Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of the Required Holders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Note Purchase Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Purchasers Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Purchasers and other holders of Senior Debt may continue to hold the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by any Purchaser or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the rights of any Purchaser or other holder of Senior Debt under this Agreement. Each Purchaser and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement are within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to each of the Purchasers a written acknowledgment that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Required Holders, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law

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doctrine of the State of New York.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

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IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

JAMES R. MEYER, Individually

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title:

ACKNOWLEDGED AND AGREED: STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA LLC

By:
Name:	Paul Waimberg
Title:	Vice President

8

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name:	Paul Waimberg
Title:	Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name:	Paul Waimberg
Title:	Vice President

9

EXHIBIT D-3

FORM OF SUBORDINATION AGREEMENT

(TOM MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(THOMAS E. MEYER)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among the Purchasers (as defined below), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), StoneMor Indiana LLC, an Indiana limited liability company (“SI”), StoneMor Indiana Subsidiary LLC, an Indiana limited liability company (“SIS”) and Ohio Cemetery Holdings, Inc., an Ohio non-profit corporation (“OCH” and together with the Company, SI and SIS, the “Buyer”), and Thomas E. Meyer, an adult resident of the State of Indiana (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, the “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007 (as amended, restated, supplemented or modified from time to time, the “Note Purchase Agreement”), by and among the purchasers of notes issued thereunder (the “Purchasers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), the Parent, the Company, the Subsidiaries of the Company set forth on the signature pages thereto (together with the Company, the “Issuers” and, together with the General Partner and the Parent, collectively the “Credit Parties”), the Purchasers agreed, inter alia, to purchase (i) $35,000,000 of the Existing Issuers’ 11.00% Series B Senior Secured Notes due 2012 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (ii) $17,500,000 of the Existing Issuers’ 11.00% Senior Secured Series C Notes due 2012 (the “Series C Notes” and, together with the Series B Notes, the “Existing Notes”), and to provide additional credit facilities on a secured basis.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Parent (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., James R. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”) pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Parent to issue $5,585,000 of unregistered common units of the Parent to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $1,017,091 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Note Purchase Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of the Required Holders.

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, the Purchasers have required that the Subordinated Creditor enter into this Agreement with the Purchasers.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions.

a. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to any Purchaser, under the Shelf Notes and the Note Purchase Agreement, together with any other Obligations, whether primary or secondary, direct or

2

indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest, Make-Whole Amount and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

b. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement or the Intercreditor Agreement (as defined in the Note Purchase Agreement), as applicable.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Note Purchase Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default has occurred and is continuing at any time a regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Note Purchase Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of the Required Holders).

3

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in Section 3, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Collateral Agent, for the benefit of the Secured Creditors, in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Collateral Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor, and the Subordinated Creditor shall not exercise any rights in respect of such collateral.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in this Section 3, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Collateral Agent, for the benefit of the Secured Creditors. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Collateral Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Collateral Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or bankruptcy or other proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer

4

Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Purchasers, until all of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Purchasers have received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Purchasers all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Purchasers in order to enable each of the Purchasers to enforce all of its rights hereunder and all claims of such Purchaser upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, each Purchaser is hereby authorized, empowered and appointed to execute and perform the same on behalf of the Subordinated Creditor. Without limiting the generality of the foregoing, the Subordinated Creditor hereby irrevocably authorizes, empowers and appoints each of the Purchasers until the Senior Debt has been paid in full and all financing arrangements between the Credit Parties and the Purchasers under the Shelf Notes and the Note Purchase Agreement shall have been terminated as its agent and attorney in fact to execute, verify, deliver and file proofs of claim with respect to the Subordinated Debt upon the failure of the Subordinated Creditor to do so prior to fifteen (15) days before the expiration of the time to file any such proof of claim; provided that no Purchaser shall have any obligation to execute, verify, deliver, and/or file any such proof of claim.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Purchasers, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this

5

Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Note Purchase Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of the Required Holders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Note Purchase Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Purchasers Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Purchasers and other holders of Senior Debt may continue to hold the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by any Purchaser or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the rights of any Purchaser or other holder of Senior Debt under this Agreement. Each Purchaser and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement are within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to each of the Purchasers a written acknowledgment that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Required Holders, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law

6

doctrine of the State of New York.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

7

IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

THOMAS E. MEYER, Individually

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title:

ACKNOWLEDGED AND AGREED: STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA LLC

By:
Name:	Paul Waimberg
Title:	Vice President

8

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name:	Paul Waimberg
Title:	Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name:	Paul Waimberg
Title:	Vice President

9

EXHIBIT D-4

FORM OF SUBORDINATION AGREEMENT

(NANCY CADE)

Attached hereto.

SUBORDINATION AGREEMENT

(NANCY J. CADE)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among the Purchasers (as defined below), StoneMor Partners L.P., a Delaware limited partnership (the “Parent”), StoneMor Operating LLC, a Delaware limited liability company (the “Company”), StoneMor Indiana LLC, an Indiana limited liability company (“SI”), StoneMor Indiana Subsidiary LLC, an Indiana limited liability company (“SIS”) and Ohio Cemetery Holdings, Inc., an Ohio non-profit corporation (“OCH” and together with the Company, SI and SIS, the “Buyer”), and Nancy J. Cade, an adult resident of the State of Kentucky (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, the “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Note Purchase Agreement, dated August 15, 2007 (as amended, restated, supplemented or modified from time to time, the “Note Purchase Agreement”), by and among the purchasers of notes issued thereunder (the “Purchasers”), StoneMor GP LLC, a Delaware limited liability company (the “General Partner”), the Parent, the Company, the Subsidiaries of the Company set forth on the signature pages thereto (together with the Company, the “Issuers” and, together with the General Partner and the Parent, collectively the “Credit Parties”), the Purchasers agreed, inter alia, to purchase (i) $35,000,000 of the Existing Issuers’ 11.00% Series B Senior Secured Notes due 2012 (the “Series B Notes”), of which $17,500,000 remains outstanding after prepayment of the Series B Notes held by iStar Tara LLC in connection with the Fourth Amendment, and (ii) $17,500,000 of the Existing Issuers’ 11.00% Senior Secured Series C Notes due 2012 (the “Series C Notes” and, together with the Series B Notes, the “Existing Notes”), and to provide additional credit facilities on a secured basis.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Parent (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., James R. Meyer, a natural individual, and Thomas E. Meyer, a natural individual (collectively, the “Meyer Family”) pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Parent to issue $5,585,000 of unregistered common units of the Parent to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), $266,071 of which, as of the date hereof, is payable under a note in favor of the Subordinated Creditor, and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $50,000 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Note Purchase Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of the Required Holders.

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, the Purchasers have required that the Subordinated Creditor enter into this Agreement with the Purchasers.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions.

a. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to any Purchaser, under the Shelf Notes and the Note Purchase Agreement, together with any other Obligations, whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest, Make-Whole Amount and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

b. Except as expressly set forth herein, all capitalized terms used and not defined herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement or the Intercreditor Agreement (as defined in the Note Purchase Agreement), as applicable.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Note Purchase Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default has occurred and is continuing at any time a regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Note Purchase Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of the Required Holders).

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in Section 3, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Collateral Agent, for the benefit of the Secured Creditors, in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Collateral Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor, and the Subordinated Creditor shall not exercise any rights in respect of such collateral.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, if either or both the Subordinated Creditor and the Buyer Parties shall breach their obligations in this Section 3, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Collateral Agent, for the benefit of the Secured Creditors. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Collateral Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Collateral Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or bankruptcy or other proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer

Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Purchasers, until all of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Purchasers have received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Purchasers all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Purchasers in order to enable each of the Purchasers to enforce all of its rights hereunder and all claims of such Purchaser upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, each Purchaser is hereby authorized, empowered and appointed to execute and perform the same on behalf of the Subordinated Creditor. Without limiting the generality of the foregoing, the Subordinated Creditor hereby irrevocably authorizes, empowers and appoints each of the Purchasers until the Senior Debt has been paid in full and all financing arrangements between the Credit Parties and the Purchasers under the Shelf Notes and the Note Purchase Agreement shall have been terminated as its agent and attorney in fact to execute, verify, deliver and file proofs of claim with respect to the Subordinated Debt upon the failure of the Subordinated Creditor to do so prior to fifteen (15) days before the expiration of the time to file any such proof of claim; provided that no Purchaser shall have any obligation to execute, verify, deliver, and/or file any such proof of claim.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Purchasers, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this

Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Note Purchase Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of the Required Holders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Note Purchase Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Purchasers Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Purchasers and other holders of Senior Debt may continue to hold the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by any Purchaser or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the rights of any Purchaser or other holder of Senior Debt under this Agreement. Each Purchaser and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement are within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to each of the Purchasers a written acknowledgment that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Required Holders, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the choice of law doctrine of the State of New York.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

NANCY J. CADE, Individually

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
Name:
Title:

PRUCO LIFE INSURANCE COMPANY

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC its General Partner

By:
Name: Paul Waimberg
Title: Vice President

STONEMOR OPERATING LLC

By:
Name: Paul Waimberg
Title: Vice President

STONEMOR INDIANA LLC

By:
Name: Paul Waimberg
Title: Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name: Paul Waimberg
Title: Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name: Paul Waimberg
Title: Vice President

EXHIBIT D-5

FORM OF SUBORDINATION AGREEMENT

(FRED MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(FRED W. MEYER, JR.)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among BANK OF AMERICA, N.A., a national banking association, as administrative agent for the benefit of the Lenders defined below (in such capacity, the “Senior Agent”), STONEMOR PARTNERS L.P., a Delaware limited partnership (the “Partnership”), STONEMOR OPERATING LLC, a Delaware limited liability company (the “Operating Company”), STONEMOR INDIANA LLC, an Indiana limited liability company (“SI”), STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company (“SIS”) and OHIO CEMETERY HOLDINGS, INC., an Ohio non-profit corporation (“OCH” and together with the Operating Company, SI and SIS, the “Buyer”), and FRED W. MEYER, JR. BY JAMES R. MEYER AS SPECIAL ADMINISTRATOR TO THE ESTATE OF FRED W. MEYER, JR. (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (collectively, the “Lenders”), Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders, the Partnership, the Operating Company and various of their affiliates (collectively, the “Credit Parties”), the Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of $44,125,000, and (ii) an acquisition facility in the maximum aggregate principal amount of $54,125,000.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Partnership (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, James R. Meyer, a natural individual, Thomas E. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”), pursuant to which one or more of the Buyer Parties has agreed to(i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Partnership to issue $5,585,000 of unregistered common units of the Partnership to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), $1,039,656.00 of which, as of the date hereof, is payable under a note in favor of the Subordinated Creditor, and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”);

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Credit Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of Lenders (“Required Lenders”).

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, Required Lenders have required that the Subordinated Creditor enter into this Agreement with the Senior Agent.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to the Senior Agent or any Lender, under the Credit Agreement, together with any other Obligations (as such term is defined in the Credit Agreement), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or

2

hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Credit Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default (as defined under the Credit Agreement) has occurred and is continuing at any regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Credit Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of Required Lenders).

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Senior Agent in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Senior Agent may at all times in its sole

3

discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Senior Agent. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Senior Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Senior Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Agent, until of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Senior

4

Agent has received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Senior Agent all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Senior Agent in order to enable the Senior Agent (on behalf of the Lenders) to enforce all its rights hereunder and all claims of the Lenders upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, the Senior Agent is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Agent, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Credit Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of Required Lenders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Credit Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Lenders Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Lenders and other holders of Senior Debt may continue to make loans to or otherwise accept the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or

5

otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Agent or any Lender or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the Senior Agent’s or any rights of any Lender or other holder of Senior Debt under this Agreement. Each Lender and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement is within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and does not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to the Senior Agent a written acknowledgement that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Senior Agent, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

6

IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

FRED W. MEYER, JR.

By:
Printed:	JAMES R. MEYER as Special
Administrator of the Estate of Fred W. Meyer, Jr.

BANK OF AMERICA, N.A., in its capacity as Senior Agent

By:
Name:
Title:

[Partnership and Buyer acknowledgements follow on next page]

7

ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name:	Paul Waimberg
Title:	Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name:	Paul Waimberg
Title:	Vice President

8

EXHIBIT D-6

FORM OF SUBORDINATION AGREEMENT

(JIM MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(JAMES R. MEYER)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among BANK OF AMERICA, N.A., a national banking association, as administrative agent for the benefit of the Lenders defined below (in such capacity, the “Senior Agent”), STONEMOR PARTNERS L.P., a Delaware limited partnership (the “Partnership”), STONEMOR OPERATING LLC, a Delaware limited liability company (the “Operating Company”), STONEMOR INDIANA LLC, an Indiana limited liability company (“SI”), STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company (“SIS”) and OHIO CEMETERY HOLDINGS, INC., an Ohio non-profit corporation (“OCH” and together with the Operating Company, SI and SIS, the “Buyer”), and JAMES R. MEYER, an adult resident of the State of Indiana (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (collectively, the “Lenders”), Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders, the Partnership, the Operating Company and various of their affiliates (collectively, the “Credit Parties”), the Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of $44,125,000, and (ii) an acquisition facility in the maximum aggregate principal amount of $54,125,000.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Partnership (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., Thomas E. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”), pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Partnership to issue $5,585,000 of unregistered common units of the Partnership to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $977,182.00 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Credit Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of Lenders (“Required Lenders”).

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, Required Lenders have required that the Subordinated Creditor enter into this Agreement with the Senior Agent.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to the Senior Agent or any Lender, under the Credit Agreement, together with any other Obligations (as such term is defined in the Credit Agreement), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

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“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Credit Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default (as defined under the Credit Agreement) has occurred and is continuing at any regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Credit Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of Required Lenders).

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Senior Agent in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Senior Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not

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provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Senior Agent. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Senior Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Senior Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Agent, until of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Senior Agent has received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

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c. the Subordinated Creditor shall execute and deliver to the Senior Agent all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Senior Agent in order to enable the Senior Agent (on behalf of the Lenders) to enforce all its rights hereunder and all claims of the Lenders upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, the Senior Agent is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Agent, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Credit Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of Required Lenders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Credit Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Lenders Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Lenders and other holders of Senior Debt may continue to make loans to or otherwise accept the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Agent or any Lender or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the Senior Agent’s or any rights of any Lender or other holder of Senior Debt under this Agreement. Each Lender and other holder of Senior Debt is a third party beneficiary of this Agreement.

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11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement is within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and does not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to the Senior Agent a written acknowledgement that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Senior Agent, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

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IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

JAMES R. MEYER, Individually

BANK OF AMERICA, N.A., in its capacity as Senior Agent

By:
Name:
Title:

[Partnership and Buyer acknowledgements follow on next page]

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ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name:	Paul Waimberg
Title:	Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name:	Paul Waimberg
Title:	Vice President

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EXHIBIT D-7

FORM OF SUBORDINATION AGREEMENT

(TOM MEYER)

Attached hereto.

SUBORDINATION AGREEMENT

(THOMAS E. MEYER)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among BANK OF AMERICA, N.A., a national banking association, as administrative agent for the benefit of the Lenders defined below (in such capacity, the “Senior Agent”), STONEMOR PARTNERS L.P., a Delaware limited partnership (the “Partnership”), STONEMOR OPERATING LLC, a Delaware limited liability company (the “Operating Company”), STONEMOR INDIANA LLC, an Indiana limited liability company (“SI”), STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company (“SIS”) and OHIO CEMETERY HOLDINGS, INC., an Ohio non-profit corporation (“OCH” and together with the Operating Company, SI and SIS, the “Buyer”), and THOMAS E. MEYER, an adult resident of the State of Indiana (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (collectively, the “Lenders”), Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders, the Partnership, the Operating Company and various of their affiliates (collectively, the “Credit Parties”), the Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of $44,125,000, and (ii) an acquisition facility in the maximum aggregate principal amount of $54,125,000.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Partnership (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., James R. Meyer, a natural individual, and Nancy J. Cade, a natural individual (collectively, the “Meyer Family”), pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Partnership to issue $5,585,000 of unregistered common units of the Partnership to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), and (iv) pay the following amounts to the Meyer Family thereafter:

•

$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $1,017,091.00 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Credit Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of Lenders (“Required Lenders”).

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, Required Lenders have required that the Subordinated Creditor enter into this Agreement with the Senior Agent.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to the Senior Agent or any Lender, under the Credit Agreement, together with any other Obligations (as such term is defined in the Credit Agreement), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

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“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Credit Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default (as defined under the Credit Agreement) has occurred and is continuing at any regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Credit Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of Required Lenders).

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Senior Agent in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Senior Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining any consent or approval of the Subordinated Creditor.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not

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provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Senior Agent. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Senior Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Senior Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Agent, until of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Senior Agent has received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

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c. the Subordinated Creditor shall execute and deliver to the Senior Agent all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Senior Agent in order to enable the Senior Agent (on behalf of the Lenders) to enforce all its rights hereunder and all claims of the Lenders upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, the Senior Agent is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Agent, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Credit Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of Required Lenders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Credit Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Lenders Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Lenders and other holders of Senior Debt may continue to make loans to or otherwise accept the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Agent or any Lender or other holder of Senior Debt without notice to or consent of the Subordinated Creditor and without impairing or affecting the Senior Agent’s or any rights of any Lender or other holder of Senior Debt under this Agreement. Each Lender and other holder of Senior Debt is a third party beneficiary of this Agreement.

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11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement is within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and does not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to the Senior Agent a written acknowledgement that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Senior Agent, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

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IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

THOMAS E. MEYER, Individually

BANK OF AMERICA, N.A., in its capacity as Senior Agent

By:
Name:
Title:

[Partnership and Buyer acknowledgements follow on next page]

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ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.

By:	STONEMOR GP LLC
its General Partner

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR OPERATING LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA LLC

By:
Name:	Paul Waimberg
Title:	Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name:	Paul Waimberg
Title:	Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name:	Paul Waimberg
Title:	Vice President

8

EXHIBIT D-8

FORM OF SUBORDINATION AGREEMENT

(NANCY CADE)

Attached hereto.

SUBORDINATION AGREEMENT

(NANCY J. CADE)

This SUBORDINATION AGREEMENT (this “Agreement”), dated June 21, 2010, is by and among BANK OF AMERICA, N.A., a national banking association, as administrative agent for the benefit of the Lenders defined below (in such capacity, the “Senior Agent”), STONEMOR PARTNERS L.P., a Delaware limited partnership (the “Partnership”), STONEMOR OPERATING LLC, a Delaware limited liability company (the “Operating Company”), STONEMOR INDIANA LLC, an Indiana limited liability company (“SI”), STONEMOR INDIANA SUBSIDIARY LLC, an Indiana limited liability company (“SIS”) and OHIO CEMETERY HOLDINGS, INC., an Ohio non-profit corporation (“OCH” and together with the Operating Company, SI and SIS, the “Buyer”), and NANCY J. CADE, an adult resident of the State of Kentucky (together with any successors or assigns or subsequent holders of or payees on account of Subordinated Debt from time to time, “Subordinated Creditor”).

BACKGROUND

A. Pursuant to that certain Amended and Restated Credit Agreement, dated August 15, 2007, as amended (as amended, restated, supplemented or modified from time to time, the “Credit Agreement”), by and among the lenders party thereto (collectively, the “Lenders”), Bank of America, N.A., a national banking association, as Administrative Agent for the benefit of the Lenders, the Partnership, the Operating Company and various of their affiliates (collectively, the “Credit Parties”), the Lenders agreed, inter alia, to extend to the Borrowers (i) a revolving credit facility in the maximum aggregate principal amount of $44,125,000, and (ii) an acquisition facility in the maximum aggregate principal amount of $54,125,000.

B. A condition to the consummation by the Subordinated Creditor of certain transactions is the execution and delivery of that certain Settlement Agreement (as amended, restated, supplemented or modified from time to time, the “Settlement Agreement”) between, on one hand, the Buyer (other than OCH) and the Partnership (collectively, the “Buyer Parties”) and Chapel Hill Associates, Inc., a Michigan corporation, Covington Memorial Funeral Home, Inc., an Indiana corporation, Covington Memorial Gardens, Inc., an Indiana corporation, Forest Lawn Memorial Chapel, Inc., an Indiana corporation, Forest Lawn Memory Gardens, Inc., an Indiana corporation and Chapel Hill Funeral Home, Inc., an Indiana corporation (collectively, the “Purchased Entities”) and, on the other hand, the Subordinated Creditor, the estate of Fred W. Meyer, Jr., Thomas E. Meyer, a natural individual, and James R. Meyer, a natural individual (collectively, the “Meyer Family”), pursuant to which one or more of the Buyer Parties has agreed to (i) pay $500,000 to the Meyer Family (the “Initial Payment”), (ii) cause the Partnership to issue $5,585,000 of unregistered common units of the Partnership to the Meyer Family, (iii) issue unsecured promissory notes, dated the date hereof, to the Meyer Family in the aggregate principal amount of $1,305,727 (collectively, the “Meyers Notes”), $266,071.00 of which, as of the date hereof, is payable under a note in favor of the Subordinated Creditor, and (iv) pay the following amounts to the Meyer Family thereafter:

•	$2,044,273 in the aggregate (the “Non-Compete Payments”) payable under the non-competition agreements between certain members of the Meyer Family and one or more of the Buyer Parties (the “Non-Compete Agreements”), $50,000.00 of which, as of the date hereof, is payable to the Subordinated Creditor;

•	up to $2,350,000 of distributions upon recovery by the Buyer Parties on behalf of the Purchased Entities on certain misappropriation of trust fund claims (the “Misappropriation Proceeds Payments”);

•

the lower of (i) $150,000; or (ii) the amount (if any) by which the sum of $2,350,000 exceeds the aggregate amount of Misappropriation Proceeds Payments received by the Meyers by the third anniversary of the Meyers Agreement (the “Settlement Payment”);

•	the Additional Deferred Consideration (as defined in the Settlement Agreement); and

•

reimbursement of health insurance premiums for each of James R. Meyer, Thomas E. Meyer and their respective spouses until the earlier of the expiration of seven years or their eligibility for Medicare, with such reimbursement being $34,000 in the first year and to be adjusted annually by the percentage increase in premiums for such health insurance maintained by James R. Meyer, Thomas E. Meyer and each of their respective spouses (the “Healthcare Payments”), in exchange for certain non-competition covenants by certain members of the Meyer Family in favor of one or more of the Buyer Parties and the Purchased Entities and certain releases and other consideration, all as more fully set forth in the Settlement Agreement, the Meyers Notes and the Non-Compete Agreements (collectively, together with any other agreements of documents delivered in connection therewith, the “Meyers Documents”).

C. The Buyer Parties are permitted, from time to time, in accordance with the terms and conditions set forth in the Credit Agreement to obtain certain subordinated debt from certain junior creditors, subject to certain consents of Lenders (“Required Lenders”).

D. As a condition to their consent to the delivery of the Meyers Documents and the entering into the related transactions, Required Lenders have required that the Subordinated Creditor enter into this Agreement with the Senior Agent.

In consideration of the foregoing premises, and the mutual promises and undertaking set forth herein, the parties hereto agree as follows:

1. Definitions. The following terms have the meanings specified:

“Senior Debt” means any and all obligations, indebtedness and liabilities of every nature and description of the Credit Parties (including, without limitation, the Buyer Parties), or any of them, owed to the Senior Agent or any Lender, under the Credit Agreement, together with any other Obligations (as such term is defined in the Credit Agreement), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest

2

and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs.

“Subordinated Debt” means any and all obligations, indebtedness and liabilities of every nature and description of any of the Credit Parties owed to the Subordinated Creditor under any of the Meyers Documents (including, without limitation, (i) all Non-Compete Payments, (ii) the Additional Deferred Consideration, (iii) the Settlement Payment, and (iv) all payments under the Meyers Notes), whether primary or secondary, direct or indirect, absolute or contingent, sole, joint or several, secured or unsecured, due or to become due, contractual arising by operation of law or otherwise, or now or hereafter existing, whether incurred by any Credit Parties as principal, surety, endorser, guarantor, accommodation party or otherwise, including, without limitation, principal, interest and fees including, without limitation, late fees and expenses, including, without limitation, attorneys’ fees and costs whether now existing or hereafter created or arising; provided that the following payments shall not be treated as Subordinated Debt hereunder: (a) the Initial Payment; (b) the Misappropriation Proceeds Payments; and (c) the Healthcare Payments.

2. Subordination.

a. Payment.

(1) The Subordinated Creditor hereby: (i) subordinates all Subordinated Debt and all claims and demands arising therefrom to all of the Senior Debt; and (ii) agrees that payment of principal of, interest on and other amounts owing under any and all Subordinated Debt is hereby expressly subordinated to payment in full of the Senior Debt (including, without limitation, all interest accruing on any Senior Debt after the commencement of any proceeding described in Section 5 hereof at the contractual rate set forth in the Credit Agreement).

(2) Notwithstanding the foregoing, if no Event of Default or Default (as defined under the Credit Agreement) has occurred and is continuing at any regularly scheduled payment on the Subordinated Debt is payable, and such regularly scheduled payment would not give rise to an Event of Default or Default under the Credit Agreement, then the Buyer Parties may pay (and the Subordinated Creditor may receive) such regularly scheduled payments of principal, interest as the same accrues, and other regularly scheduled amounts of Subordinated Debt (which have not been accelerated) pursuant to the terms set forth in the Meyers Documents as in effect on the date hereof (or as may be amended with the consent of Required Lenders).

b. Security Interest. Notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the Subordinated Debt or otherwise, including, without limitation, any prior perfection of a security interest or lien, any security interests and liens now or hereafter held by the Subordinated Creditor in any collateral security for the Subordinated Debt shall be junior and subordinate to any security interests and liens now or hereafter held by Senior Agent in the same collateral. So long as any portion of the Senior Debt shall remain unpaid, the Senior Agent may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt, all without the necessity of obtaining

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any consent or approval of the Subordinated Creditor.

3. Prohibition of Liens and Security Interests. The Buyer Parties shall not provide and the Subordinated Creditor shall not accept any collateral to secure any of the obligations, indebtedness or liabilities of any of the Buyer Parties to the Subordinated Creditor, including, without limitation, the Subordinated Debt. Subordinated Creditor hereby agrees that, notwithstanding anything to the contrary contained in any other instrument or document delivered in connection with the obligations of the Buyer Parties to the Subordinated Creditor or otherwise, including, without limitation, any prior perfection of a security interest or lien, all security interests and liens at any time held by the Subordinated Creditor, in any collateral security for any such obligation shall be junior and subordinate to any security interests and liens at any time held by the Senior Agent. In connection with any foreclosure of any lien on or security interest in any collateral for the Senior Debt by the Senior Agent, the Subordinated Creditor waives any right it may have to approve or disapprove the terms and conditions of any sale by the Senior Agent of the collateral, other than the right to bid at any such sale.

4. Moratorium on Remedies. The Subordinated Creditor hereby agrees not to: (a) accelerate, demand, sue for, commence any collection or enforcement action or proceeding with respect to, take, receive, accept or retain any payment or distribution of any character, whether in cash, securities or other property and whether by set off or otherwise, in respect of any portion of the Subordinated Debt; (b) enforce or apply any security for any Subordinated Debt; or (c) incur any debt or liability to, or receive any loan, dividend, return of capital, advance, gift, or any other transfer of any property whether real or personal, or tangible or intangible, from the Buyer Parties (each of the above is herein referred to as an “Enforcement Action”) until the Senior Debt shall have been paid in full with interest (including interest during any bankruptcy or similar proceeding involving the Buyer Parties, from the date of the filing thereof to the date of distribution, notwithstanding any statute, including without limitation the Federal Bankruptcy Code, any rule of law or bankruptcy procedures to the contrary).

5. Distributions on Insolvency, Etc. The Subordinated Creditor hereby agrees that in the event of the institution of and in connection with any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar proceedings relative to any of the Buyer Parties or any of their property, or of any proceeding for the voluntary liquidation, dissolution or other winding-up of any of the Buyer Parties, whether or not involving insolvency or bankruptcy proceedings:

a. all amounts due under the Senior Debt shall first be paid in full in cash before any payment or distribution of any character, whether in cash, securities or other property, shall be made in respect of any Subordinated Debt;

b. any payment or distribution of any character, whether in cash, securities or other property, which would otherwise be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to the Senior Agent, until of the Senior Debt shall have been paid in full in cash, with the Subordinated Creditor retaining a right of subrogation to any remaining distributions payable on account of the Senior Debt after the Senior Agent has received aggregate distributions in cash equal to all amounts due under the Senior Debt, and the Subordinated Creditor shall irrevocably authorize, empower and direct all

4

receivers, trustees, liquidators, conservators and others having authority to effect all such payments and deliveries; and

c. the Subordinated Creditor shall execute and deliver to the Senior Agent all such further instruments confirming the authorization referred to in the foregoing clause (b) and all such powers of attorney, proofs of claim, assignments of claim and other instruments and shall take all such other actions as may be reasonably requested by the Senior Agent in order to enable the Senior Agent (on behalf of the Lenders) to enforce all its rights hereunder and all claims of the Lenders upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Creditor, the Senior Agent is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Creditor.

6. Unauthorized Distributions Held in Trust. The Subordinated Creditor hereby agrees that, in the event any payment or distribution of any character, whether in cash, securities or other property, is received by Subordinated Creditor in contravention of the terms of subordination set forth herein, such payment or distribution shall be held by Subordinated Creditor, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Agent, for application to all amounts of Senior Debt remaining unpaid until such amounts shall have been paid in full.

7. Notation of Subordination. If the Subordinated Debt is evidenced in whole or part by any promissory note or other instruments (including the Meyers Notes), the Subordinated Creditor agrees to note on the face thereof that the same is subject to this Agreement.

8. No Modification of Subordinated Debt. The Subordinated Creditor and the Buyer Parties hereby agree that so long any Senior Debt or commitments under the Credit Agreement remain outstanding, they will not modify or amend, or permit modification or amendment of, the terms and conditions of any of the Meyers Documents to the extent such terms and conditions relate in any way to the Subordinated Debt, without, in each case, obtaining the prior written consent of Required Lenders.

9. Waiver of Notices. The Subordinated Creditor hereby waives all notices with respect to the Credit Agreement, including, but not limited to, the making of loans or advances to the Buyer Parties or any extensions, renewals or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any Enforcement Action.

10. Rights of Lenders Regarding the Buyer Parties. This Agreement is a continuing agreement of subordination and the Lenders and other holders of Senior Debt may continue to make loans to or otherwise accept the obligations of the Buyer Parties in reliance hereon, without notice to the Subordinated Creditor, including any increases, renewals, extensions or other modifications of any kind relating to the terms and conditions of any of the Senior Debt or any collateral security or guaranty therefor, and may release or exchange or otherwise deal with any collateral security or guaranty or may release any balance of funds on deposit or otherwise held by the Senior Agent or any Lender or other holder of Senior Debt

5

without notice to or consent of the Subordinated Creditor and without impairing or affecting the Senior Agent’s or any rights of any Lender or other holder of Senior Debt under this Agreement. Each Lender and other holder of Senior Debt is a third party beneficiary of this Agreement.

11. Representations and Warranties. The execution, delivery and performance by the Buyer Parties of this Agreement is within their power, have been duly authorized by all necessary action and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of the Buyer Parties; and does not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law or of any contract or agreement to which he is a party, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting the Buyer Parties, (ii) result in the creation or imposition of any lien on any of the Buyer Parties’ assets, or (iii) give cause for the acceleration of any obligations of the Buyer Parties to any other creditor.

12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that, the Subordinated Creditor shall not assign all or any portion of the Subordinated Debt without causing any such assignee to deliver to the Senior Agent a written acknowledgement that such Subordinated Debt is governed by the terms of this Agreement and, if requested by the Senior Agent, a subordination agreement substantially identical to this Agreement.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to the choice of law doctrine of the Commonwealth of Pennsylvania.

14. Headings. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

15. Counterparts. This Agreement may be executed in any number of counterparts with the same affect as if all of the signatures on such counterparts appeared on one document and each counterpart shall be deemed an original. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or by electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

16. Waiver of Jury Trial. Each party hereto hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action arising hereunder or in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement, in each case whether now existing or hereafter arising, and whether founded in contract or tort or otherwise. Each party hereto hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this agreement may file an original counterpart or a copy of this section with any court as written evidence of the consent of the signatories hereto to the waiver of their right to trial by jury.

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IN WITNESS WHEREOF, the parties hereto have, individually, or by their duly authorized officers, executed this Subordination Agreement on the date first above written.

NANCY J. CADE, Individually

BANK OF AMERICA, N.A., in its capacity as Senior Agent

By:
Name: Title:

[Partnership and Buyer acknowledgements follow on next page]

7

ACKNOWLEDGED AND AGREED:

STONEMOR PARTNERS L.P.
BY:	STONEMOR GP LLC its General Partner

By:
Name: Paul Waimberg Title: Vice President

STONEMOR OPERATING LLC

By:
Name: Paul Waimberg Title: Vice President

STONEMOR INDIANA LLC

By:
Name: Paul Waimberg Title: Vice President

STONEMOR INDIANA SUBSIDIARY LLC

By:
Name: Paul Waimberg Title: Vice President

OHIO CEMETERY HOLDINGS, INC.

By:
Name: Paul Waimberg Title: Vice President

8

EXHIBIT E

RELEASED ENTITIES

Ansure;

Forest Lawn;

MGMC;

American Bronze Craft, Inc., an Indiana corporation;

Meyer Industries, Inc., an Indiana corporation;

Mercury Development Corporation, an Indiana corporation;

Memory Gardens Logistics LLC, an Indiana limited liability company;

Gill Funeral Home LLC, an Indiana limited liability company;

Gardens of Memory Cemetery LLC, an Indiana limited liability company;

Garden View Funeral Home LLC, an Indiana limited liability company;

Royal Oak Memorial Gardens of Ohio Ltd., an Ohio limited liability company;

Heritage Hills Memory Gardens of Ohio Ltd., an Ohio limited liability company; and

Hamden Memorial Funeral Home, Inc., a Connecticut corporation.